                                                                    EXHIBIT 4.25


                               FCC NATIONAL BANK,
                              Seller and Servicer


                                      and

                            NORWEST BANK MINNESOTA,
                             NATIONAL ASSOCIATION,
                                    Trustee


                      on behalf of the Certificateholders



                            SERIES 1998 - SUPPLEMENT

                         Dated as of ________ __, 1998

                                       to


                        POOLING AND SERVICING AGREEMENT

                            Dated as of June 1, 1990



                                  $__________


                         FIRST CHICAGO MASTER TRUST II

                                 SERIES 1998-

                        TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----
SECTION 1.  Designation......................................................  1

SECTION 2.  Definitions......................................................  2

SECTION 3.  Minimum First Chicago Interest
             Percentage and Minimum Aggregate
             Principal Receivables........................................... 19

SECTION 4.  Reassignment and Transfer Terms.................................. 20

SECTION 5.  Delivery and Payment for the Series
             1998-  Certificates............................................. 20

SECTION 6.  Form of Delivery of the Series 1998-
             Certificates.................................................... 20

SECTION 7.  Article IV of Agreement.......................................... 20

             Section 4.02  Rights of Series 1998-
                            Certificateholders............................... 21
             Section 4.03  Collections and Allocations....................... 21
             Section 4.04  Determination of Monthly Interest
                            for the Series 1998-
                            Certificates..................................... 23
             Section 4.05  Determination of Monthly Principal
                            for the Series 1998-
                            Certificates..................................... 26
             Section 4.06  Coverage of Required Amount for the
                            Class A Certificates............................. 28
             Section 4.07  Application of Class A Available
                            Funds, Collateral Available Funds,
                            Class A Available Principal
                            Collections and Collateral Principal
                            Collections on Deposit in the
                            Collection Account for the
                            Series 1998-  Certificates....................... 29
             Section 4.08  Investor Charge-Offs.............................. 32
             Section 4.09  Excess Spread..................................... 33
             Section 4.10  Reallocated Principal Collections................. 35
             Section 4.11  Cash Collateral Account........................... 35
             Section 4.12  Interchange; Interchange Monthly
                            Servicing Fee.................................... 38
             Section 4.13  Determination of LIBOR............................ 39
             Section 4.14  Postponement of Accumulation
                            Period........................................... 40

                                      (i)

                                                                            PAGE
                                                                            ----
             Section 4.15  Principal Funding Account......................... 41
             Section 4.16  Reserve Account................................... 42

SECTION 8.  Article V of the Agreement....................................... 45

             Section 5.01  Distributions..................................... 45
             Section 5.02  Statements to Certificateholders.................. 46

SECTION 9.  Additional Liquidation Events.................................... 47

SECTION 10.  Related Interest Periods........................................ 49

SECTION 11.  Eligible Servicer............................................... 49

SECTION 12.  Trustee Resignation............................................. 49

SECTION 13.  Tax Opinion..................................................... 49

SECTION 14.  Subordination of Certain Termination
               Payments...................................................... 49

SECTION 15.  Variable Accumulation Series.................................... 50

SECTION 16.  Ratification of Pooling and Servicing
               Agreement; Representations; Security
               Interest...................................................... 50

SECTION 17.  Counterparts.................................................... 51

SECTION 18.  Governing Law................................................... 51


EXHIBITS
--------

EXHIBIT A    Form of Class A Certificate
EXHIBIT B    Form of Certificateholders' Payment Date
             Statement

                                     (ii)

          SERIES 1998-__ SUPPLEMENT dated as of _______ __, 1998 (this "Series Supplement") between FCC NATIONAL BANK, a national bank, as Seller and Servicer, and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a banking association organized and existing under the laws of the United States of America (together with its successors in trust thereunder as provided in the Agreement referred to below, the "Trustee"), as trustee under the Pooling and Servicing Agreement dated as of June 1, 1990 (as amended and supplemented, the "Agreement").


                             PRELIMINARY STATEMENT

          Section 6.09 of the Agreement provides, among other things, that the Seller and the Trustee may at any time and from time to time enter into a supplement to the Agreement for the purpose of authorizing the issuance by the Trustee to the Seller for execution and redelivery to the Trustee for authentication one or more Series of Certificates. The Seller has tendered the Exchange Notice required by subsection 6.09(b) of the Agreement and hereby enters into this Series Supplement with the Trustee as required by subsection 6.09(c) of the Agreement to provide for the issuance of the Investor Certificates of Series 1998-__ (the "Series 1998-__ Certificates"). In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern.

          All capitalized terms not otherwise defined herein are defined in the Agreement. All Article, Section or subsection references herein shall mean Article, Section or subsections of the Agreement, except as otherwise provided herein. Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Agreement, each capitalized term used or defined herein shall relate only to the Series 1998- Certificates and no other Series of investor certificates issued by the Trust.

          SECTION 1.  Designation.  The Series 1998-
                      -----------
Certificates shall be issued in two classes to be designated generally as the Floating Rate Asset Backed Certificates Series 1998- (to be defined herein as the Class A Certificates) and the Collateral Interest Series 1998- (to be defined herein as the Collateral Interest). Each of the Class A Certificates and the Collateral Interest shall constitute a Class of Investor Certificates; provided, however, that the
                          --------  -------
Collateral Interest shall be issued in uncertificated form and the provisions of
Article VI and Article XII of the Agreement relating to the registration, authentication, delivery, presentation, cancellation and surrender of Registered Certificates shall not be applicable thereto. In addition, solely for purposes of subsection 9.02(a) of the Agreement, holders of interests in the Cash Collateral Account (other than the Seller) shall be deemed to be a Class of Investor Certificates.

          SECTION 2.  Definitions.  The following words and phrases shall
                      -----------
have the following meaning with respect to the Series 1998- Certificates and the definitions of such terms are applicable to the singular as well as the plural form of such terms and to the masculine as well as the feminine and neuter genders of such terms:

          "Accumulation Period" shall mean, with respect to the Series 1998-
           -------------------
Certificates, and provided that a Rapid Amortization Period shall not have commenced, a period commencing on the Controlled Accumulation Date, and continuing to the earlier of (x) but not including, the first day of the Due Period in which a Liquidation Event is deemed to have occurred, (y) and including, the date on which the Invested Amount is paid in full, or (z) the Series Termination Date.

          "Accumulation Period Amount" shall mean, with respect to a Due Period,
           --------------------------
an amount equal to the product of (i) Available Expected Principal for such Due Period and (ii) a fraction, the numerator of which is the Initial Invested Amount and the denominator of which is the sum of the Initial Invested Amount and the initial invested amounts (as defined in the respective related Supplements) of all other Variable Accumulation Series that are not scheduled to be in their revolving periods as of such Due Period; provided that, for purposes of this definition, the commencement date of the accumulation period of each such Variable Accumulation Series shall be deemed to have been postponed to the latest permissible date, determined as if the provisions hereof applied to each such Series with such changes as may be specified in the applicable Supplement with respect to such Series (applying such provisions first to the Variable Accumulation Series with the latest scheduled pay-ment day and next to each Series with the next preceding scheduled payment date).

          "Accumulation Period Length" shall have the meaning specified in
           --------------------------
Section 4.14 of the Agreement.

          "Adjusted Available Cash Collateral Amount" shall mean, with respect
           -----------------------------------------
to any Distribution Date, the Available Cash Collateral Amount for such Distribution Date after giving effect to all withdrawals therefrom for such Distribution Date pursuant to Section 4.06 of the Agreement.

          "Adjusted Invested Amount" shall mean, with respect to any date of
           ------------------------
determination, an amount equal to the sum of (a) the Class A Adjusted Invested Amount and (b) the Collateral Invested Amount.

          "Available Funds" shall have the meaning specified in Section 4.06 of
           ---------------
the Agreement.

          "Available Cash Collateral Amount" shall mean, with respect to any
           --------------------------------
Distribution Date, the amount on deposit in the Cash Collateral Account after giving effect to all deposits therein and withdrawals therefrom with respect to the immediately preceding Distribution Date, but before giving effect to any deposits therein or withdrawals therefrom with respect to the related Distribution Date.

          "Available Enhancement Amount" shall mean, with respect to any
           ----------------------------
Distribution Date, the sum of (a) the Collateral Invested Amount on the related Determination Date and (b) the Available Cash Collateral Amount.

          "Available Expected Principal" shall mean, for any date of
           ----------------------------
determination with respect to a Due Period, an amount equal to the excess of (a) the Expected Monthly Principal for such Due Period over (b) the sum of, without duplication, (i) all scheduled amortizations or accumulations of principal, including past due shortfalls as of such date of determination, for all non-Variable Accumulation Series that are not scheduled to be in their revolving periods as of such Due Period and (ii) all Expected Monthly Principal collections projected by the Servicer to be allocable to any other Series with respect to which a Liquidation Event shall have occurred on or prior to such date of determination.

          "Available Reserve Account Amount" shall mean, with respect to any
           --------------------------------
Distribution Date, the lesser of (a) the amount on deposit in the Reserve Account on such date (after taking into account any interest and earnings retained in the Reserve Account pursuant to subsection 4.16(b) on such date, but before giving effect to any deposit made or to be made into the Reserve Account pursuant to subsection 4.09(h) on such date) and (b) the Required Reserve Account Amount.

          "Base Rate" shall mean, with respect to any Interest Period, the
           ---------
annualized percentage equivalent of a fraction, the numerator of which is the sum of (i) the Class A Monthly Interest, (ii) the Collateral Monthly Interest and (iii) one-twelfth of the product of ____% and the Adjusted Invested Amount for such Interest Period, and the denominator of which is the Invested Amount for such Interest Period.

          "Cash Collateral Account" shall have the meaning specified in Section
           -----------------------
4.11 of the Agreement.

          "Cash Collateral Account Surplus" shall mean, upon the occurrence of a
           -------------------------------
Conversion Deposit and after the reduction of the Collateral Invested Amount to zero, the excess of the amount on deposit in the Cash Collateral Account over the Required Cash Collateral Account.

          "Class A Additional Interest" shall have the meaning specified in
           ---------------------------
Section 4.04 of the Agreement.

          "Class A Adjusted Invested Amount" shall mean, on any date of
           --------------------------------
determination, an amount equal to the Class A Invested Amount minus the
                                                              -----
Principal Funding Account Balance on such date of determination.

          "Class A Available Funds" shall mean, with respect to any Due Period,
           -----------------------
an amount equal to the sum of (i) the Class A Floating Percentage of the Floating Allocation Percentage of Collections of Finance Charge Receivables (including any amounts that are to be treated as Collections of Finance Charge Receivables in accordance with the Agreement), (ii) Principal Funding Investment Proceeds, up to the Covered Amount for such Due Period, and (iii) if applicable for such Due Period, the Reserve Draw Amount, up to the Available Reserve Account Amount.

          "Class A Available Principal Collections" shall mean, with respect to
           ---------------------------------------
any Distribution Date, the sum of (a) the Class A Principal Percentage of the Invested Percentage of Collections of Principal Receivables, (b) the amount, if any, of Unallocated Principal Collections on deposit in the Collection Account allocated to the Series 1998- Certificates pursuant to subsection 4.01(f) of the Agreement, (c) Excess Principal Collections allocated to the Series 1998-Certificates pursuant to subsection 4.05(c) of the Agreement and (d) any other amounts which are to be treated as Class A Available Principal Collections in accordance with the provisions hereof (including, but not limited to, amounts allocable pursuant to subsections 4.07(a)(iii), 4.07(d)(ii), 4.07(f)(ii), 4.07(g) and 4.09(b)).

          "Class A Certificate" shall mean any one of the Certificates executed
           -------------------
by the Seller and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A hereto.
            ---------

          "Class A Certificate Rate" shall mean for the period from the Closing
           ------------------------
Date through, and including _______ __, 1998, ___% per annum, and for each Interest Period thereafter, a per annum rate of ___% in excess of LIBOR determined on the related LIBOR Determination Date, calculated on the basis of actual days elapsed and a 360-day year.

          "Class A Certificateholder" shall mean the Holder of record of a Class
           -------------------------
A Certificate.

          "Class A Covered Amount" shall have the meaning specified in
           ----------------------
subsection 4.06(a) of the Agreement.

          "Class A Floating Percentage" shall mean, with respect to any
           ---------------------------
Distribution Date, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class A Adjusted Invested Amount for such Distribution Date and the denominator of which is the Adjusted Invested Amount for such Distribution Date.

          "Class A Initial Invested Amount" shall mean $______.
           -------------------------------

          "Class A Interest Shortfall Amount" shall have the meaning specified
           ---------------------------------
in Section 4.04 of the Agreement.

          "Class A Invested Amount" shall mean, on any date of determination, an
           -----------------------
amount equal to (a) the Class A Initial Invested Amount, minus (b) the aggregate
                                                         -----
amount of principal payments made to the Class A Certificateholders prior to such date, minus (c) the excess, if any, of the aggregate amount of Class A
           -----
Investor Charge-Offs for all prior Distribution Dates over the aggregate amount of Class A Investor Charge-Offs reimbursed pursuant to Section 4.09 of the Agreement prior to such date.

          "Class A Investor Charge-Offs" shall have the meaning specified in
           ----------------------------
Section 4.08 of the Agreement.

          "Class A Investor Default Amount" shall mean, with respect to each
           -------------------------------
Distribution Date, an amount equal to the product of (i) the Investor Default Amount for such Distribution Date and (ii) the Class A Floating Percentage for such Distribution Date.

          "Class A Monthly Interest" shall have the meaning specified in Section
           ------------------------
4.04 of the Agreement.

          "Class A Monthly Principal" shall have the meaning specified in
           -------------------------
Section 4.05 of the Agreement.

          "Class A Principal Percentage" shall mean, with respect to any
           ----------------------------
Distribution Date (i) relating to the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class A Invested Amount for such Distribution Date, and the denominator of which is the Invested Amount for such Distribution Date and (ii) relating to the Accumulation Period or the Rapid Amortization Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class A Invested Amount as of the end of the day on the last Distribution Date relating to the Revolving Period, and the denominator of which is the Invested Amount as of such day.

          "Class A Required Amount" shall have the meaning specified in Section
           -----------------------
4.06 of the Agreement.

          "Class A Scheduled Payment Date" shall mean the _________ ____
           ------------------------------
Distribution Date.

          "Closing Date" shall mean ________ __, 1998.
           ------------
          "Collateral Additional Interest" shall have the meaning specified in
           ------------------------------
Section 4.04 of the Agreement.

          "Collateral Available Funds" shall mean, with respect to any Due
           --------------------------
Period, an amount equal to the Collateral Floating Percentage of the Floating Allocation Percentage of Collections of Finance Charge Receivables (including any amounts that are to be treated as Collections of Finance Charge Receivables in accordance with the Agreement).

          "Collateral Default Amount" shall mean, with respect to each
           -------------------------
Distribution Date, an amount equal to the product of (i) the Investor Default Amount for such Distribution Date and (ii) the Collateral Floating Percentage for such Distribution Date.

          "Collateral Floating Percentage" shall mean, with respect to any
           ------------------------------
Distribution Date, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Collateral Invested Amount for such Distribution Date, and the denominator of which is the Invested Amount for such Distribution Date.

          "Collateral Initial Invested Amount" shall mean $_________.
           ----------------------------------

          "Collateral Invested Amount" shall mean, for any date of
           --------------------------
determination, an amount equal to (a) the Collateral Initial Invested Amount,

minus (b) an amount equal to the amount by which the Collateral Invested Amount
-----
has been reduced on all prior Distribution Dates pursuant to Section 4.08 of the Agreement, minus (c) the aggregate amount of Collateral Monthly Principal
           -----
applied in accordance with the Loan Agreement pursuant to Section 4.07 of the Agreement or deposited into the Cash Collateral Account pursuant to subsection 4.11(e) of the Agreement prior to such date; provided, however, that the
                                             --------  -------
Collateral Invested Amount may not be reduced below zero.

          "Collateral Interest" shall mean a fractional undivided interest in
           -------------------
the Trust which shall consist of the right to receive, to the extent necessary to make the required payments to the Collateral Interest Holder under this Supplement, the portion of Collections allocable thereto under the Agreement and funds on deposit in the Collection Account allocable thereto pursuant to the Agreement.

          "Collateral Interest Holder" shall mean the entity so designated in
           --------------------------
the Loan Agreement.

          "Collateral Interest Shortfall Amount" shall have the meaning
           ------------------------------------
specified in Section 4.04 of the Agreement.

          "Collateral Monthly Interest" shall have the meaning specified in
           ---------------------------
Section 4.04 of the Agreement.

          "Collateral Monthly Principal" shall have the meaning specified in
           ----------------------------
Section 4.05 of the Agreement.

          "Collateral Principal Collections" shall mean, with respect to any Due
           --------------------------------
Period, the Collateral Principal Percentage of the Invested Percentage of Collections of Principal Receivables, plus any other amounts which are to be
                                      ----
treated as Collateral Principal Collections in accordance with the provisions hereof, minus the amount of Reallocated Principal Collections with respect to
        -----
such Due Period.

          "Collateral Principal Percentage" shall mean, with respect to any
           -------------------------------
Distribution Date (i) relating to the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Collateral Invested Amount for such Distribution Date, and the denominator of which is the Invested Amount for such Distribution Date and (ii) relating to the Accumulation Period or the Rapid Amortization Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Collateral Invested Amount as of the end of the day on the last Distribution Date relating to the Revolving Period, and the denominator of which is the Invested Amount as of such day.

          "Collateral Rate" shall mean the rate designated as such in the Loan
           ---------------
Agreement.

          "Controlled Accumulation Amount" shall mean one-twelfth of the Class A
           ------------------------------
Initial Invested Amount; provided, however, that if the Accumulation Period
                         --------  -------
Length is determined to be less than 12 months pursuant to Section 4.14 of the Agreement, the Controlled Accumulation Amount shall mean the amount determined in accordance with such Section.

          "Controlled Accumulation Date" shall mean the first day of the Due
           ----------------------------
Period relating to the _______ ____ Distribution Date or such later date as is determined in accordance with Section 4.14 of the Agreement.

          "Controlled Deposit Amount" shall mean, with respect to any
           -------------------------
Distribution Date relating to the Accumulation Period, an amount equal to the sum of the Controlled Accumulation Amount and any existing Deficit Controlled Accumulation Amount.

          "Conversion Deposit" shall have the meaning specified in subsection
           ------------------
4.11(e) of the Agreement.

          "Conversion Event" shall mean any event that the Seller, in its sole
           ----------------
discretion, shall determine makes it advisable that the Collateral Invested Amount no longer be Enhancement.

          "Covered Amount" shall mean an amount, determined as of each
           --------------
Distribution Date with respect to any Interest Period, equal to the product of
(i) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360, times (ii) the Class A
                                                     -----
Certificate Rate in effect with respect to such Interest Period, times (iii) the
                                                                 -----
Principal Funding Account Balance as of the Record Date preceding such Distribution Date.

          "Deficit Controlled Accumulation Amount" shall mean, on the first
           --------------------------------------
Distribution Date with respect to the Accumulation Period, the excess, if any, of the Controlled Accumulation Amount over the amount of Class A Monthly Principal for such Distribution Date and, on each subsequent Distribution Date with respect to the Accumulation Period, the excess, if any, of the Controlled Deposit Amount over the amount of Class A Monthly Principal for such Distribution Date.

          "Eligible Institution" shall have the meaning specified in Section
           --------------------
1.01 of the Agreement, except that the reference therein to "First Chicago" shall instead be to "the Servicer."

          "Enhancement" shall mean the Cash Collateral Account and the
           -----------
Collateral Invested Amount.

          "Enhancement Provider" shall mean the Collateral Interest Holder.
           --------------------

          "Enhancement Surplus" shall mean, with respect to any Distribution
           -------------------
Date, the amount by which the Collateral Invested Amount may be reduced on such Distribution Date so that the sum of (i) the Adjusted Available Cash

Collateral Amount (after giving effect to any deposits pursuant to subsection 4.09(f) for such Distribution Date), (ii) the Collateral Invested Amount (after giving effect to any reductions thereof on such Distribution Date pursuant to
Section 4.08 of the Agreement) as reduced by such Enhancement Surplus and (iii) the Optional Deposit for such Distribution Date, if any, equals the Required Enhancement Amount (computed as if the Collateral Invested Amount was reduced by such Enhancement Surplus and subject to the proviso contained in the definition of Required Enhancement Amount).

          Algebraically, if the Required Enhancement Amount for the Distribution Date is computed pursuant to clause (i) of the definition thereof, the Enhancement Surplus shall be represented as:

                             _____ (AIA + (CIA-X)) = ACCA + (CIA-X)

where,

           X =  the Enhancement Surplus;

         AIA = the Class A Adjusted Invested Amount at the end of such Distribution Date;

        ACCA = the Adjusted Available Cash Collateral Amount (after giving effect to any deposit pursuant to subsection 4.09(f) or Optional Deposit on such Distribution Date); and

         CIA = the Collateral Invested Amount on such Distribution Date (after giving effect to any reductions thereof pursuant to Section 4.08).

          Algebraically, if the Required Enhancement Amount for the Distribution Date is computed pursuant to clause (ii) of the definition thereof, the Enhancement Surplus shall be represented as:

     $________ + 2($________ - ACCA) = ACCA + (CIA-X)

where,

           X =  the Enhancement Surplus;

        ACCA = the Adjusted Available Cash Collateral Amount (after giving effect to any deposit pursuant to Section 4.09(f) or Optional Deposit on such Distribution Date); and

         CIA = the Collateral Invested Amount on such Distribution Date (after giving effect to any reductions thereof pursuant to Section 4.08).

          "Excess Finance Charge Collections" shall have the meaning specified
           ---------------------------------
in subsection 4.04(c) of the Agreement.

          "Excess Principal Collections" shall have the meaning specified in
           ----------------------------
subsection 4.05(c) of the Agreement.

          "Excess Principal Funding Investment Proceeds" shall mean, with
           --------------------------------------------
respect to each Distribution Date, the amount, if any, by which the Principal Funding Investment Proceeds for such Distribution Date exceed the Covered Amount determined for such Distribution Date.

          "Excess Spread" shall mean, with respect to any Distribution Date, the
           -------------
sum of the amounts, if any, specified in subsections 4.07(a)(iv) and 4.07(b).

          "Expected Monthly Principal" shall mean, for a Due Period, an amount
           --------------------------
equal to the product of (a) the lowest of the monthly principal payment rates (determined by dividing Collections of Principal Receivables with respect to a Due Period by the amount of Aggregate Principal Receivables as of the last day of the immediately preceding Due Period), expressed as a decimal, for the 12 Due Periods immediately preceding the Determination Date with respect to the ________ ____ Distribution Date (including the Due Period related to the
_________ ____ Distribution Date)(or such lower principal payment rate as the Servicer may select) and (b) the sum of the initial invested amounts (as defined in the respective related Supplements) of all then outstanding Series.

          "Fixed Allocation Percentage" shall mean, with respect to any
           ---------------------------
Distribution Date relating to the Amortization Period or any Rapid Amortization Period, the percentage equivalent of a fraction, the numerator of which is the Invested Amount as of the end of the day on the last Distribution Date relating to the Revolving Period and the denominator of which is the greater of (a) Aggregate Principal Receivables for the Due Period related to the current Distribution Date and (b) the sum of the numerators used to calculate the Invested Percentages with respect to Principal Receivables for all Series of investor certificates outstanding for the current Distribution Date.

          "Floating Allocation Percentage" shall mean, with respect to any
           ------------------------------
Distribution Date, the percentage equivalent of a fraction, the numerator of which is the Adjusted Invested Amount for such Distribution Date, and the denominator of which is Aggregate Principal Receivables for the Due Period related to such Distribution Date.

          "Initial Invested Amount" shall mean the sum of the Class A Initial
           -----------------------
Invested Amount and the Collateral Initial Invested Amount.

          "Interchange" shall mean the interchange fees payable to the Seller,
           -----------
in its capacity as credit card issuer, through VISA USA, Inc. and MasterCard International Incorporated in connection with cardholder charges for goods and services.

          "Interchange Amount" shall mean, for any Distribution Date, the amount
           ------------------
of Interchange paid or payable to the Seller with respect to the second calendar month preceding the month in which the Distribution Date occurs multiplied by a fraction the numerator of which is the aggregate amount of cardholder sales charges for goods and services in the Accounts with respect to the second preceding Due Period and the denominator of which is the aggregate amount of cardholder charges for goods and services in all the "MasterCard" and "VISA" consumer revolving credit card accounts of the Seller with respect to such second preceding Due Period.

          "Interchange Monthly Servicing Fee" shall have the meaning specified
           ---------------------------------
in subsection 4.12(b) of the Agreement.

          "Interest Period" shall mean, with respect to any Distribution Date,
           ---------------
the period from and including the Distribution Date immediately preceding such Distribution Date (or, in the case of the first Distribution Date, from and including the Closing Date) to but excluding such Distribution Date.

          "Invested Amount" shall mean, with respect to any date of
           ---------------
determination, an amount equal to the sum of

(a) the Class A Invested Amount and (b) the Collateral Invested Amount.

          "Invested Percentage" shall mean, on any date of determination with
           -------------------
respect to any Distribution Date: (a) when used with respect to Principal Receivables during the Accumulation Period or the Rapid Amortization Period, the Fixed Allocation Percentage; and (b) when used with respect to Principal Receivables during the Revolving Period and Finance Charge Receivables and Defaulted Receivables at any time, the Floating Allocation Percentage.

          "Investor Default Amount" shall mean, with respect to each
           -----------------------
Distribution Date, an amount equal to the product of the Defaulted Amount for such Distribution Date and the Invested Percentage applicable for such Distribution Date.

          "LIBOR" shall mean, for any Interest Period other than the initial
           -----
Interest Period from the Closing Date through, and including, ________ __, 1998, the London interbank offered rate for one-month deposits of Dollars determined by the Servicer for each Interest Period in accordance with the provisions of
Section 4.13 of the Agreement.

          "LIBOR Determination Date" shall mean _______ __, 1998 for the period
           ------------------------
from ________ __, 1998 through, and including, ________ __, 1998; ________ __,
1998 for the period from ________ __, 1998 through, and including, ________ __, 1998; and the second London Business Day prior to the commencement of each subsequent Interest Period.

          "Loan Agreement" shall mean the Loan Agreement among the Seller, the
           --------------
Servicer, the Trustee and the Collateral Interest Holder, dated the Closing Date, as amended, supplemented or otherwise modified from time to time in accordance with its terms.

          "London Business Day" shall mean any Business Day other than a
           -------------------
Business Day on which banking institutions in London, England dealing in deposits in United States Dollars are authorized or obligated by law or executive order to be closed.

          "Monthly Servicing Fee" shall mean the share of the Servicing Fee
           ---------------------
allocable to the Series 1998- Certifi-
cates with respect to any Distribution Date, which shall be equal to one-twelfth of the product of (a) the Servicing Fee Percentage and (b) the Adjusted Invested Amount on the prior Distribution Date after giving effect to any payment or deposit of principal on such prior Distribution Date (or, in the case of the first Distribution Date, the Initial Invested Amount).

          "Optional Deposit" shall have the meaning specified in subsection
           ----------------
4.11(d) of the Agreement.

          "Payment Date" shall mean any Distribution Date, commencing ________
           ------------
__, 1998, and the Termination Payment Date.

          "Portfolio Yield" shall mean, with respect to any Due Period, the
           ---------------
annualized percentage equivalent of a fraction the numerator of which is equal to (a) the Floating Allocation Percentage of the Collections of Finance Charge Receivables (including Interchange) during such Due Period, calculated on a cash basis, plus (b) Principal Funding Investment Proceeds for such Due Period, plus
       ----                                                                ----
(c) the amount, if any, withdrawn from the Reserve Account and included in Class A Available Funds for the Distribution Date relating to such Due Period, minus
                                                                         -----
(d) the Investor Default Amount for such Due Period, and the denominator of which is the Invested Amount for the Distribution Date related to such Due Period.

          "Principal Funding Account" shall have the meaning specified in
           -------------------------
subsection 4.15(a) of the Agreement.

          "Principal Funding Account Balance" shall mean, with respect to any
           ---------------------------------
date of determination, the principal amount, if any, on deposit in the Principal Funding Account on such date of determination as provided in Section 4.15(d).

          "Principal Funding Investment Proceeds" shall mean, with respect to
           -------------------------------------
each Distribution Date, the investment earnings on funds in the Principal Funding Account (net of investment expenses and losses) for the period from and including the Transfer Date relating to the immediately preceding Distribution Date to but excluding the Transfer Date relating to such Distribution Date.

          "Principal Funding Investment Shortfall" shall mean, with respect to
           --------------------------------------
each Distribution Date relating to the Accumulation Period or the first Distribution Date with respect to the Rapid Amortization Period, the amount, if any, by which the Principal Funding Investment Proceeds for such Distribution Date are less than the Covered Amount determined for such Distribution Date.

          "Principal Shortfall" shall have the meaning specified in Section 4.03
           -------------------
of the Agreement.

          "Rapid Amortization Period" shall mean, with respect to the Series
           -------------------------
1998- Certificates, a period beginning on the first day of the Due Period in which a Liquidation Event is deemed to occur and continuing to and including the earlier of (a) the date on which the Invested Amount is paid in full or (b) the Series Termination Date.

          "Rating Agency" shall mean, with respect to Series 1998-, the rating
           -------------
agency or agencies rating any Class of the Series 1998- Certificates at the request of the Seller, including Moody's, Standard & Poor's and Fitch IBCA, Inc.

          "Rating Agency Condition" shall mean the notification in writing by
           -----------------------
each Rating Agency to the Seller, the Servicer and the Trustee that an action will not result in such Rating Agency reducing or withdrawing its then existing rating of the Investor Certificates of any outstanding Series or Class of a Series with respect to which it is a Rating Agency.

          "Reallocated Principal Collections" shall mean, with respect to any
           ---------------------------------
Due Period, the Collateral Principal Percentage of the Invested Percentage of Collections of Principal Receivables but only to the extent that such Collections of Principal Receivables are actually distributed pursuant to subsection 4.10(a) of the Agreement.

          "Record Date" shall mean, with respect to any Distribution Date, the
           -----------
last day of the calendar month immediately preceding such Distribution Date.

          "Reference Banks" shall mean four major banks in the London interbank
           ---------------
market selected by the Servicer and identified in an Officer's Certificate delivered to the Trustee on the Closing Date or in any subsequent Officer's Certificate delivered no later than one Business Day prior to the then current LIBOR Determination Date.

          "Required Cash Collateral Amount" shall mean, with respect to any
           -------------------------------
Distribution Date, the Required Enhancement Amount, minus the Collateral
                                                    -----
Invested Amount after giving effect to all reductions of the Collateral Invested Amount with respect to such Distribution Date pursuant to Section 4.08 and any reductions of the Collateral Invested Amount with respect to such Distribution Date pursuant to Section 4.07 other than as a result of any Enhancement Surplus due to any Optional Deposit.

          "Required Enhancement Amount" shall mean, with respect to any
           ---------------------------
Distribution Date, the greater of (i) the product of (a) the Adjusted Invested Amount as of such Distribution Date after taking into account all distributions and reductions to be made on such Distribution Date, and (b) ___% and (ii) the sum of (A) $_________ and (B) the product of (I) two and (II) the excess, if any, of $________ over the Adjusted Available Cash Collateral Amount; provided,
                                                                      --------
however, that (i) if there are any withdrawals from the Cash Collateral Account
-------
pursuant to Section 4.06 of the Agreement or any reductions in the Collateral Invested Amount pursuant to clause (b) of the definition of such amount, or a Liquidation Event occurs with respect to the Series 1998- Certificates, then the Required Enhancement Amount for any Distribution Date shall equal the Required Enhancement Amount on the Distribution Date immediately preceding such withdrawal, reduction or Liquidation Event, (ii) in no event shall the Required Enhancement Amount exceed the Class A Adjusted Invested Amount on any such Distribution Date, and (iii) the Required Enhancement Amount may be reduced without the consent of the Class A Certificateholders or the Collateral Interest Holder, if the Seller shall have received written notice from each Rating Agency (with a copy delivered to the Trustee) that such reduction will not result in the reduction or withdrawal of the then current rating of any Class of Series 1998- Certificates rated by such Rating Agency and the Seller shall have delivered to the Trustee an Officer's Certificate to the effect that, based on the facts known to such officer at such time, in the reasonable belief of the Seller, such reduction will not cause a Liquidation Event or an event that, after the giving of notice or the lapse of time, would constitute a Liquidation Event, to occur with respect to the Series 1998- Certificates.

          "Required Reserve Account Amount" shall mean, with respect to any
           -------------------------------
Distribution Date on or after the Reserve Account Funding Date, an amount equal to (a)

____% of the Class A Invested Amount or (b) any other amount designated by the Seller; provided, however, that if such designation is of a lesser amount, the
        --------  -------
Seller shall (i) provide the Servicer, the Collateral Interest Holder and the Trustee with evidence that the Rating Agency Condition shall have been satisfied and (ii) deliver to the Trustee an Officers' Certificate to the effect that, based on the facts known to such officers at such time, in the reasonable belief of the Seller, such designation will not cause a Liquidation Event or an event that, after the giving of notice or the lapse of time, would cause a Liquidation Event to occur with respect to Series 1998-.

          "Reserve Account" shall have the meaning specified in subsection
           ---------------
4.16(a) of the Agreement.

          "Reserve Account Funding Date" shall mean the ________ ____
           ----------------------------
Distribution Date.

          "Reserve Account Surplus" shall mean, as of any Distribution Date
           -----------------------
following the Reserve Account Funding Date, the amount, if any, by which the amount on deposit in the Reserve Account exceeds the Required Reserve Account Amount.

          "Reserve Draw Amount" shall have the meaning specified in subsection
           -------------------
4.16(c).

          "Revolving Period" shall mean, with respect to the Series 1998-
           ----------------
Certificates, the period from and including the Closing Date up to and including the day prior to the day on which the Accumulation Period or, if earlier, the Rapid Amortization Period commences.

          "Series E Certificates" or "Series 1992-E" shall mean the 6.25% Asset
           ---------------------      -------------
Backed Certificates Series 1992-E.

          "Series I Certificates" or "Series 1994-I" shall mean the Floating
           ---------------------      -------------
Rate Asset Backed Certificates Series 1994-I.

          "Series J Certificates" or "Series 1994-J" shall mean the Floating
           ---------------------      -------------
Rate Asset Backed Certificates Series 1994-J.

          "Series K Certificates" or "Series 1994-K" shall mean the Floating
           ---------------------      -------------
Rate Credit Card Certificates Series 1994-K.

          "Series L Certificates" or "Series 1994-L" shall mean the 7.15% Credit
           ---------------------      -------------
Card Certificates Series 1994-L.

          "Series M Certificates" or "Series 1995-M" shall mean the Floating
           ---------------------      -------------
Rate Credit Card Certificates Series 1995-M.

          "Series N Certificates" or "Series 1995-N" shall mean the Floating
           ---------------------      -------------
Rate Credit Card Certificates Series 1995-N.

          "Series O Certificates" or "Series 1995-O" shall mean the Floating
           ---------------------      -------------
Rate Credit Card Certificates Series 1995-O.

          "Series P Certificates" or "Series 1995-P" shall mean the Floating
           ---------------------      -------------
Rate Credit Card Certificates Series 1995-P.

          "Series Q Certificates" or "Series 1996-Q" shall mean the Floating
           ---------------------      -------------
Rate Asset Backed Certificates Series 1996-Q.

          "Series R Certificates" or "Series 1996-R" shall mean the Floating
           ---------------------      -------------
Rate Asset Backed Certificates Series 1996-R.

          "Series S Certificates" or "Series 1996-S" shall mean the Floating
           ---------------------      -------------
Rate Asset Backed Certificates Series 1996-S.

          "Series T Certificates" or "Series 1997-T" shall mean the Floating
           ---------------------      -------------
Rate Asset Backed Certificates Series 1997-T.

          "Series U Certificates" or "Series 1997-U" shall mean the Floating
           ---------------------      -------------
Rate Asset Backed Certificates Series 1997-U.

          "Series 1998- Certificateholder" shall mean the Holder of record of a
           -------------------------------
Class A Certificate or the Collateral Interest Holder.

          "Series 1998- Certificateholders' Interest" shall have the meaning
           ------------------------------------------
specified in Section 4.02 of the Agreement.

          "Series Termination Date" shall mean the ________ ____ Distribution
           -----------------------
Date.

          "Servicing Fee Percentage" shall mean ___% per annum.
           ------------------------

          "Shortfall Amount" shall have the meaning specified in Section 4.04 of
           ----------------
the Agreement.

          "Telerate Page 3750" shall mean the display page currently so
           ------------------
designated on the Dow Jones Telerate Service (or such other page as may replace such page on such service for the purpose of displaying comparable rates or prices).

          "Termination Payment Date" shall mean the earlier of (a) the
           ------------------------
Distribution Date on which final payment has been made on the Series 1998-Certificates and (b) the Series Termination Date.

          "Variable Accumulation Series" shall mean each then outstanding
           ----------------------------
Series, other than Series 1998-, for which, pursuant to the terms of the related Supplement, the commencement date of its accumulation period or amortization period may be changed.

          "Withdrawal Amount" shall mean, with respect to the Class A
           -----------------
Certificates, and with respect to any Distribution Date, the lesser of (a) the Class A Required Amount calculated for such Distribution Date and (b) the Available Cash Collateral Amount calculated for such Distribution Date.

          SECTION 3.  Minimum First Chicago Interest Percentage and Minimum
                      -----------------------------------------------------
Aggregate Principal Receivables. The Minimum First Chicago Interest Percentage
-------------------------------
applicable to the Series 1998- Certificates shall be 7% (unless (a) the Rating Agencies confirm in writing that a lower percentage will not cause a reduction or withdrawal of the then rating of any Class of Series 1998- Certificates and
(b) the Seller receives an Opinion of Counsel that such reduction will not adversely affect the Federal income tax characterization of the Series 1998-Certificates or any other outstanding investor certificates, or be treated as an exchange within the meaning of Section

1001 of the Code). The Minimum Aggregate Principal Receivables shall be the sum of (i) the Initial Invested Amount and (ii) the initial invested amounts of all other Series then outstanding or, if any Series calculates the invested percentage with respect to Principal Receivables by means of a numerator based other than on the initial invested amount of such Series, then at least equal to the sum of the initial invested amount of each Series then outstanding which calculates such invested percentage on the basis of initial invested amount plus, for each other Series then outstanding, the then current numerator used to calculate the invested percentage with respect to Principal Receivables for such Series.

          SECTION 4.  Reassignment and Transfer Terms.  The Series 1998- Certi-
                      -------------------------------
ficates may be reassigned and transferred to the Seller on any Distribution Date in the Amortization Period or the Rapid Amortization Period on or after the Invested Amount is reduced to an amount less than or equal to 5% of the Initial Invested Amount in accordance with the terms specified in subsection 12.02(a) of the Agreement, subject to any limitation specified in the Loan Agreement. The repurchase price of any such repurchase shall be equal to the Adjusted Invested Amount plus accrued and unpaid interest on the Series 1998- Certificates through the Distribution Date on which the repurchase occurs.

          SECTION 5.  Delivery and Payment for the Series 1998- Certificates.
                      ------------------------------------------------------
The Trustee shall deliver the Class A Certificates when authenticated in accordance with Section 6.02 of the Agreement. The Collateral Interest shall be acquired in accordance with the Loan Agreement.

          SECTION 6.  Form of Delivery of the Series 1998- Certificates.
                      -------------------------------------------------
The Class A Certificates shall be delivered as Book Entry Certificates as provided in Section 6.01 of the Agreement. The Collateral Interest shall be delivered in uncertificated form as provided in the Loan Agreement.

          SECTION 7.  Article IV of Agreement. Any provision of Article IV of
                      -----------------------
the Agreement which distributes Collections to the Seller on the basis of the Seller's Percentage shall continue to apply irrespective of the issuance of the Series 1998- Certificates. With respect to the Series 1998- Certificates,
Article IV of the Agreement (except for Section 4.01 thereof) shall read as follows:

                                   ARTICLE IV

                        RIGHTS OF CERTIFICATEHOLDERS AND
                   ALLOCATION AND APPLICATION OF COLLECTIONS

          Section 4.02 Rights of Series 1998- Certificateholders. The Investor
                       ------------------------------------------
 Certificates of Series 1998- shall represent fractional Undivided Interests in the Trust, consisting of the right to receive, to the extent necessary to make the required payments with respect to such Investor Certificates at the times and in the amounts specified in this Agreement, (a) the related Invested Percentage of Collections received with respect to the Receivables (including the Interchange Amount allocable to the Series 1998- Certificateholders), (b) funds on deposit in the Collection Account, (c) funds on deposit in the Cash Collateral Account, (d) funds on deposit in the Principal Funding Account and
 (e) funds on deposit in the Reserve Account (the "Series 1998-Certificateholders' Interest"). The Exchangeable Seller's Certificate and any other Series of investor certificates outstanding shall represent fractional Undivided Interests in the Trust Assets not allocated pursuant to this Agreement to the Series 1998- Certificateholders' Interest, including the right to receive Collections with respect to the Receivables and other amounts at the times and in the amounts specified in this Article IV to be paid to the Holder of the Exchangeable Seller's Certificate; provided, however, such interests
                                           --------  -------
 shall not represent any interest in the Cash Collateral Account, the Principal Funding Account or the Reserve Account or funds on deposit therein.

          Section 4.03  Collections and Allocations
                        ---------------------------

                  (a)  Collections.  The Trustee will apply or will instruct the
                       -----------
Servicer to apply all funds on deposit in the Collection Account as described in this Article IV.


                  (b)  Payments to the Holder of the Exchangeable Seller's
                       ---------------------------------------------------
Certificate. On each Determination Date preceding a Distribution Date, the
------------
Servicer shall determine whether a Liquidation Event is deemed to have occurred in the Due Period relating to such Determination Date with respect to the Series 1998-Certificates, and the Servicer shall allocate Collections with respect to the Due Period for such Distribution Date to the Holder of the Exchangeable Seller's Certificate as follows:

               (i) for Determination Dates with respect to the Revolving Period, in addition to amounts allocated to the Holder of the Exchangeable Seller's Certificate pursuant to subsection 4.01(d) of the Agreement, an amount equal to the Invested Percentage for the Distribution Date of the aggregate amount of such Collections in respect of Principal Receivables, but not exceeding the First Chicago Amount (determined as of such Determination Date after giving effect to any Principal Receivables transferred to the Trust for the Due Period relating to such Determination
     Date), and excluding any such Collections to be applied as Collateral Monthly Principal pursuant to Section 4.07 and any Reallocated Principal Collections;

               (ii) for Determination Dates with respect to the Accumulation Period, an amount equal to the excess of the Invested Percentage for the Distribution Date of the aggregate amount of such Collections in respect of Principal Receivables over the related Controlled Deposit Amount, but not exceeding the First Chicago Amount (determined as of such Determination Date after giving effect to any Principal Receivables transferred to the Trust for the Due Period relating to such Determination Date), and excluding any such Collections to be applied as Collateral Monthly Principal pursuant to Section 4.07 and any Reallocated Principal Collections; and

               (iii) for Determination Dates with respect to any Rapid Amortization Period, the amount of payments made to the Holder of the Exchangeable Seller's Certificate shall be determined only as provided in subsection 4.01(d) of the Agreement;

provided, however, that in the event that principal shall be payable to or for
--------  -------
the benefit of other Series on such Distribution Date, and amounts allocable to such Series are not sufficient to make the maximum principal payment which could be made under the terms of the applicable

Supplement to the certificateholders of such Series for such Distribution Date (such deficiencies, "Principal Shortfalls"), amounts otherwise allocable to the Holder of the Exchangeable Seller's Certificate pursuant to this subsection 4.03(b) shall instead be paid to or for the benefit of such other Series on a pro rata basis (based on the numerator used in calculating the invested percentage of Collections of Principal Receivables for such Series) if such other Series provide for the sharing of Collections of Principal Receivables to pay Principal Shortfalls.

          The allocations to be made pursuant to this Section 4.03 also apply to deposits into the Collection Account that are treated as Collections, including Transfer Deposit Amounts, Excess Finance Charge Collections, Adjustment Payments, proceeds from the sale, disposition or liquidation of the Receivables pursuant to Section 9.02, 10.01, 12.01 or 12.02 of the Agreement and Section 4 of this Series Supplement and the Interchange Amount allocable to the Series 1998- Certificateholders. Such deposits to be treated as Collections will be allocated as Finance Charge Receivables or Principal Receivables as indicated in the Agreement. For purposes of this Series Supplement, the Interchange Amount shall be treated as Finance Charge Receivables, except that a portion of the Interchange Amount shall be available solely to pay the Servicer the Interchange Monthly Servicing Fee pursuant to subsection 4.12(b) of the Agreement.

          Section 4.04  Determination of Monthly Interest for the Series 1998-
                        -------------------------------------------------------
Certificates.  (a)  The amount of monthly interest ("Class A Monthly Interest")
------------
distributable from the Collection Account with respect to the Class A Certificates on any Distribution Date commencing with the ________ 1998 Distribution Date shall be an amount equal to the product of (i)(A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class A Certificate Rate in effect with respect to the related Interest Period, and (ii) the Class A Invested Amount determined as of the Record Date preceding such Distribution Date (or in the case of the ________ 1998 Distribution Date, the
Class A Initial Invested Amount); provided, however, that Class A Monthly
                                  --------  -------
Interest for the ________ 1998 Distribution Date shall be the sum of the amounts calculated pursuant to clauses (i) and (ii) above for the Interest Period from and including the Closing Date to but excluding the ________ 1998 Distribution Date and for the Interest Period from and including the ________ 1998 Distribution Date to but excluding the ________ 1998 Distribution Date.

          On each Determination Date preceding a Distribution Date, commencing with the ________ 1998 Distribution Date, the Servicer shall determine the amount (the "Class A Interest Shortfall Amount"), if any, of the excess of Class A Monthly Interest over the amount that will be on deposit in the Collection
                   ----
Account on such Distribution Date and available for payment of Class A Monthly Interest. An additional amount ("Class A Additional Interest") shall be payable as provided herein with respect to Class A Certificates on each Distribution Date following such Distribution Date, to and including the Distribution Date on which such Class A Interest Shortfall Amount is paid in full, in an amount equal to the product of (i)(A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class A Certificate Rate in effect with respect to the related Interest Period plus 2% per annum and (ii) the unpaid portion of such Class A Interest Shortfall Amount.

          (b) The amount of monthly interest ("Collateral Monthly Interest") distributable from the Collection Account with respect to the Collateral Interest on any Distribution Date commencing with the ________ 1998 Distribution Date shall be an amount equal to the product of (i)(A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Collateral Rate in effect with respect to the related Interest Period and (ii) the Collateral Invested Amount determined as of the Record Date preceding such Distribution Date (or in the case of the ________ 1998 Distribution Date, the Collateral Initial Invested Amount); provided, however, that Collateral Monthly Interest for the ________
         --------  -------
1998 Distribution Date shall be the sum of the amounts calculated pursuant to clauses (i) and (ii) above for the Interest Period from and including the Closing Date to but excluding the _______ 1998 Distribution Date and for the Interest Period from and including the _______ 1998 Distribution Date to but excluding the ________ 1998 Distribution Date.

          On each Determination Date preceding a Distribution Date, commencing with the ________ 1998 Dis-
tribution Date, the Servicer shall determine the amount (the "Collateral Interest Shortfall Amount"), if any, of the excess of Collateral Monthly Interest over the amount that will be on deposit in the Collection Account
         ----
on such Distribution Date and available for payment of Collateral Monthly Interest. An additional amount ("Collateral Additional Interest") shall be payable as provided herein with respect to the Collateral Interest on each Distribution Date following such Distribution Date, to and including the Distribution Date on which such Collateral Interest Shortfall Amount is paid in full, in an amount equal to the product of (i)(A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Collateral Rate in effect with respect to the related Interest Period and (ii) the unpaid portion of such Collateral Interest Shortfall Amount.

          (c) Collections of Finance Charge Receivables allocable to any Series issued on or after May 25, 1994 (including, but not limited to, the Series I Certificates, the Series J Certificates, the Series K Certificates, the Series L Certificates, the Series M Certificates, the Series N Certificates, the Series O Certificates, the Series P Certificates, the Series Q Certificates, the Series R Certificates, the Series S Certificates, the Series T Certificates, the Series U Certificates and the Series 1998- Certificates) and the proceeds thereof that would otherwise be payable to the Seller (whether pursuant to the Supplement relating to such Series or an agreement relating to the Enhancement for such Series), excluding any payments made to the Seller in its capacity as Servicer or any payments made with respect to the Investor Default Amount, shall, unless the Supplement with respect to any such Series specifies otherwise, be payable on each Distribution Date on a pro rata basis (based on the numerator used in calculating the invested percentage of Collections of Finance Charge Receivables) to or for the benefit of other Series issued on or after May 25, 1994 (including, but not limited to, the Series I Certificates, the Series J Certificates, the Series K Certificates, the Series L Certificates, the Series M Certificates, the Series N Certificates, the Series O Certificates, the Series P Certificates, the Series Q Certificates, the Series R Certificates, the Series S Certificates, the Series T Certificates, the Series U Certificates and the Series 1998- Certificates) experiencing shortfalls in amounts payable from Collections of Finance Charge Receivables allocable to such other Series as provided for pursuant to the Supplement for any such Series, so long as the Supplement for any such other Series permits and provides for the payment of such excess Collections of Finance Charge Receivables and the proceeds thereof ("Excess Finance Charge Collections") to such Series. The shortfall payable from Excess Finance Charge Collections allocable to the Series 1998- Certificates for any Distribution Date (the "Shortfall Amount") shall equal the amount by which the sum of (i) the Class A Monthly Interest, (ii) any Class A Monthly Interest previously due but not paid to the Class A Certificateholders, (iii) any Class A Additional Interest, (iv) the Class A Investor Default Amount, (v) to the extent payable to a Successor Servicer that is not an Affiliate of the Seller, the Monthly Servicing Fee, (vi) any unreimbursed Class A Investor Charge-Offs, (vii) the Collateral Monthly Interest, (viii) any Collateral Monthly Interest previously due but not paid to the Collateral Interest Holder, (ix) any Collateral Additional Interest, (x) the Collateral Default Amount and (xi) the amounts, if any, payable pursuant to subsections 4.09(e), 4.09(f), 4.09(g) and 4.09(h), exceeds the Floating Allocation Percentage of Collections in respect of Finance Charge Receivables allocable to the Series 1998- Certificates. Such Excess Finance Charge Collections shall be available only to pay the amounts referred to in clauses
(i) through (xi) above.

          The Seller hereby directs the Servicer to direct the Trustee to deposit any amounts payable to FCCNB pursuant to Section 2.11 of the Loan Agreement with respect to any Distribution Date, to the extent such amounts constitute Excess Finance Charge Collections for other Series, into the Collection Account for payment on such Distribution Date.

          Section 4.05  Determination of Monthly Principal for the Series 1998-
                        -------------------------------------------------------
Certificates.  (a)  The amount of monthly principal ("Class A Monthly
------------
Principal") distributable from the Collection Account with respect to the Class A Certificates on each Distribution Date beginning with the earlier to occur of
(i) the first Distribution Date to occur with respect to the Rapid Amortization Period and (ii) the first Distribution Date to occur with respect to the Accumulation Period shall be equal to Class A Available Principal Collections; provided, however, that for each Distribution Date with respect to the
--------  -------
Accumulation Period (unless and until a Liquidation Event is deemed to have occurred), Class A Monthly Principal shall not exceed the Controlled Deposit Amount for such Distribution Date; provided, further, that with respect to any Distribution Date, Class A Monthly Principal shall not exceed the Class A Adjusted Invested Amount.

          (b) The amount of monthly principal ("Collateral Monthly Principal") distributable from the Collection Account with respect to the Collateral Interest on each Distribution Date beginning with the ________ 1998 Distribution Date shall be equal to an amount calculated as follows:

               (i) on any Distribution Date prior to the Distribution Date on which the Class A Invested Amount is paid in full, the lesser of (A) the sum of (x) Collateral Principal Collections with respect to such Distribution Date not applied to Class A Monthly Principal on such Distribution Date and (y) Class A Available Principal Collections not applied to Class A Monthly Principal on such Distribution Date and (B) the Enhancement Surplus on such Distribution Date (including any Enhancement Surplus which will result from the transfer of funds to the Cash Collateral Account pursuant to Section 2.11(d) of the Loan Agreement and subsection 4.11(d) of the Agreement); and

               (ii) on and after the Distribution Date on which the Class A Invested Amount is paid in full, the sum of (A) Collateral Principal Collections with respect to such Distribution Date not applied to Class A Monthly Principal on such Distribution Date and (B) Class A Available Principal Collections not applied to Class A Monthly Principal on such Distribution Date;

               (iii) notwithstanding the foregoing subsections (i) and (ii) of this subsection 4.05(b), on any Distribution Date prior to the commencement of a Rapid Amortization Period and after the determination by the Seller to make a Conversion Deposit pursuant to, and in accordance with, subsection 4.11(e), the sum of (A) Collateral Principal Collections with respect to such Distribution Date not applied to Class A Monthly Principal on such Distribution

     Date and (B) Class A Available Principal Collections not applied to Class A Monthly Principal on such Distribution Date; provided, however, that with
                                                  --------  -------
     respect to any Distribution Date, Collateral Monthly Principal shall not exceed the Collateral Invested Amount.

              (c) Collections of Principal Receivables allocable to a Series (other than Series 1992-E, and any other Series which specifically prohibits sharing of Excess Principal Collections) with respect to any Distribution Date but not payable to or for the benefit of such Series on such Distribution Date ("Excess Principal Collections") shall be payable on such Distribution Date on a pro rata basis (based on the numerator used in calculating the invested percentage of Collections of Principal Receivables) to or for the benefit of other Series experiencing a Principal Shortfall for such Distribution Date, provided that the Supplement for such other Series permits the payment of Excess Principal Collections to such Series.

          Section 4.06 Coverage of Required Amount for the Class A
                       -------------------------------------------
Certificates.  (a) On each Determination Date, the Servicer shall determine the
------------
amount (the "Class A Required Amount"), if any, by which the sum of (i) Class A Monthly Interest for the related Distribution Date payable with respect to the Class A Invested Amount, (ii) any Class A Monthly Interest previously due but not paid to the Class A Certificateholders, (iii) any Class A Additional Interest, (iv) the Class A Investor Default Amount, if any, for such Distribution Date and (v) to the extent payable to a Successor Servicer that is not an Affiliate of the Seller, the Monthly Servicing Fee (the sum of (i) through (v), the "Class A Covered Amount") exceeds the sum of (x) Class A Available Funds for such Distribution Date which are available to pay (i) through (v) (after taking into consideration the pro rata portion of the Monthly Servicing Fee payable in accordance with the first proviso to subsection 4.07(a) of the Agreement), (y) Excess Spread available pursuant to Section 4.09 of the Agreement and (z) Excess Finance Charge Collections allocable to the Series 1998-Certificates pursuant to subsection 4.04(c) of the Agreement (up to the Shortfall Amount). In the event that the Class A Required Amount is greater than zero, the Servicer shall give written notice to the Trustee of such positive Class A Required Amount, specifying therein the amount to be withdrawn pursuant to this subsection 4.06(a), on or after the Determination Date but in no event later than three Business Days prior to such Distribution Date. On the Transfer Date, the Trustee (or the Servicer on the Trustee's behalf) shall withdraw the Withdrawal Amount from the Cash Collateral Account and immediately deposit such amount into the Collection Account. In the event that the Class A Required Amount exceeds the Available Cash Collateral Amount with respect to such Distribution Date, Reallocated Principal Collections with respect to such Distribution Date in an amount equal to such excess shall be distributed from the Collection Account on such Distribution Date pursuant to
Section 4.10.

          (b) If the Servicer fails to make any payment or deposit (other than as required by Sections 2.07, 7.04, 8.04, 9.02 (upon receipt of sale proceeds thereunder) and 10.01 of the Agreement) required to be made by the Servicer at the time specified in the Agreement (including applicable grace periods), the Trustee, without instruction from the Servicer, shall make such payment or deposit from the Collection Account.

          If the Servicer fails to give the notice of a positive Class A Required Amount required to be given by the Servicer pursuant to subsection 4.06(a) of the Agreement, the Trustee shall make a withdrawal from the Cash Collateral Account in accordance with the certificate delivered pursuant to subsection 3.04(b) of the Agreement without instruction from the Servicer. In the event that the Servicer fails to deliver the certificate required by subsection 3.04(b) of the Agreement, no withdrawal from the Cash Collateral Account shall be made; provided, however, that if the Trustee, in its sole
                       --------  -------
discretion, is able to determine and confirm the amount of interest payable pursuant to subsection 4.07(a)(i) of the Agreement, the Trustee shall, if necessary after application of the funds in the Collection Account, make a withdrawal from the Cash Collateral Account in the amount of the interest shortfall.

          The Servicer shall, upon request of the Trustee, promptly provide the Trustee with all information necessary to allow the Trustee to comply with the provisions of this subsection 4.06(b).

          Section 4.07  Application of Class A Available Funds, Collateral
                        --------------------------------------------------
Available Funds, Class A Available Principal Collections and Collateral
-----------------------------------------------------------------------
Principal Collec-
----------------
tions on Deposit in the Collection Account for the Series 1998-Certificates.
---------------------------------------------------------------------------
The Trustee shall apply or shall cause the Servicer to apply (provided FCCNB is the Servicer and the Collection Account is maintained with FNBC) or shall cause the Paying Agent, to the extent Section 6.06 of the Agreement is applicable, to apply, on each Distribution Date, Class A Available Funds, Collateral Available Funds, Class A Available Principal Collections and Collateral Principal Collections on deposit in the Collection Account with respect to such Distribution Date to make the following distributions.

          (a) An amount equal to Class A Available Funds with respect to such Distribution Date shall be distributed in the following priority:

               (i) an amount equal to Class A Monthly Interest for such Distribution Date, plus the amount of any Class A Monthly Interest
                        ----
     previously due but not distributed on a prior Distribution Date, plus the
                                                                      ----
     amount of any Class A Additional Interest for such Distribution Date, shall be distributed by the Servicer or the Trustee to the Paying Agent for payment to the Class A Certificateholders;

               (ii) an amount equal to the Monthly Servicing Fee for such Distribution Date shall be distributed to the Servicer;

               (iii) an amount equal to the Class A Investor Default Amount for such Distribution Date, if any, shall be treated as a portion of Class A Available Principal Collections; and

               (iv) the balance shall constitute Excess Spread and shall be distributed pursuant to Section 4.09;

provided, however, in the event that there are insufficient funds (before giving
--------  -------
effect to any Withdrawal Amount payable from the Cash Collateral Account pursuant to Section 4.06, Excess Spread payable pursuant to Section 4.09, Excess Finance Charge Collections allocable to the Series 1998- Certificates pursuant to subsection 4.04(c) or any Reallocated Principal Collections available pursuant to subsection 4.10(a)) to pay in full the amounts distributable pursuant to subsections 4.07(a)(i),

4.07(a)(ii) and 4.07(a)(iii), such amounts shall be paid, to the extent of such funds, on a pro rata basis.

          (b) An amount equal to Collateral Available Funds with respect to such Distribution Date shall constitute Excess Spread and shall be distributed pursuant to Section 4.09

          (c) On each Distribution Date with respect to the Revolving Period, an amount equal to Class A Available Principal Collections, to the extent not allocated in accordance with subsection 4.05(b), shall be applied as set forth in subsection 4.03(b).

          (d) On each Distribution Date with respect to the Revolving Period, an amount equal to Collateral Principal Collections for the related Due Period plus any amount of Class A Available Principal Collections available therefor in accordance with subsection 4.05(b) shall be distributed and applied in the following priority:

               (i) an amount equal to Collateral Monthly Principal for such Distribution Date shall be applied in accordance with the Loan Agreement or, if a Conversion Event shall have occurred, deposited in the Cash Collateral Account pursuant to subsection 4.11(e); and

               (ii) the balance shall be treated as a portion of Class A Available Principal Collections for such Distribution Date.

          (e) On each Distribution Date with respect to the Accumulation Period or the Rapid Amortization Period, an amount equal to the Class A Available Principal Collections for the related Due Period shall be distributed and applied in the following priority:

               (i) an amount equal to Class A Monthly Principal for such Distribution Date shall be (x) during the Accumulation Period, deposited into the Principal Funding Account to be distributed by the Servicer or the Trustee to the Paying Agent for payment to Class A Certificateholders on the earlier of the Class A Scheduled Payment Date or the first Distribution Date with respect to the Rapid Amortization Period and (y) during the Rapid Amortiza-tion Period, distributed by the Servicer or the Trustee to the Paying Agent for payment to the Class A Certificateholders; and

               (ii) the balance shall be included in Collateral Monthly Principal to the extent permitted in accordance with subsection 4.05(b).

          (f) On each Distribution Date with respect to the Accumulation Period, an amount equal to Collateral Principal Collections for the related Due Period plus any amount of Class A Available Principal Collections included in Collateral Monthly Principal pursuant to subsection 4.07(e)(ii) shall be distributed and applied in the following priority:

               (i) an amount equal to Collateral Monthly Principal for such Distribution Date shall be applied in accordance with the Loan Agreement or, if a Conversion Event shall have occurred, deposited in the Cash Collateral Account pursuant to subsection 4.11(e); and

               (ii) the balance shall be treated as a portion of Class A Available Principal Collections for such Distribution Date.

          (g) On each Distribution Date with respect to the Rapid Amortization Period, an amount equal to Collateral Principal Collections for the related Due Period shall be treated as a portion of Class A Available Principal Collections for such Distribution Date.

          (h) The distributions to be made pursuant to this Section 4.07 are subject to the provisions of Sections 2.07, 4.08, 9.02, 10.01, 12.01 and 12.02 of the Agreement and Section 4 of this Series Supplement.

          Section 4.08  Investor Charge-Offs  (a)  On each Distribution Date,
                        --------------------
the Servicer shall calculate the Class A Investor Default Amount, if any, for such Distribution Date. If on any Distribution Date, the Class A Investor Default Amount exceeds the Available Cash Collateral Amount and the amount of Reallocated Principal Collections with respect to such Due Period available therefor, then the Collateral Invested Amount (after giving effect to any reductions pursuant to subsections (b) and (c) below) shall be reduced by the amount of such excess, but not by more than the Class A Investor Default Amount for such Distribution Date. In the event that such reduction would cause the Collateral Invested Amount to be a negative number, the Collateral Invested Amount shall be reduced to zero and the Class A Invested Amount shall be reduced by the amount by which the Collateral Invested Amount would have been reduced below zero, but not by more than the Class A Investor Default Amount for such Distribution Date (a "Class A Investor Charge-Off"). Class A Investor Charge-Offs shall thereafter be reimbursed and the Class A Invested Amount increased (but not by an amount in excess of the aggregate Class A Investor Charge-Offs) on any Distribution Date by the amount of Excess Spread available for such purpose pursuant to Section 4.09.

          (b) If, on any Distribution Date, Reallocated Principal Collections for such Distribution Date are applied pursuant to subsection 4.10(a), then the Collateral Invested Amount shall be reduced by the amount of such Reallocated Principal Collections so applied.

          (c) If, on any Distribution Date, the Collateral Default Amount exceeds the amount of Excess Spread available in respect thereof pursuant to
Section 4.09 on such Distribution Date, then the Collateral Invested Amount shall be reduced by the amount of such excess.

          Section 4.09  Excess Spread.  The Trustee shall apply or shall
                        -------------
cause the Servicer to apply, on each Distribution Date, Excess Spread to make the following distributions in the following priority:

               (a) an amount equal to the amount by which the Class A Covered Amount with respect to such Distribution Date exceeds Class A Available Funds with respect to such Distribution Date shall be distributed to fund any such deficiency, in the order of priority of the enumerated items in the definition of Class A Covered Amount;

               (b) an amount equal to the aggregate amount of Class A Investor Charge-Offs which have not been previously reimbursed shall be treated as a portion of Class A Available Principal Collections for such Distribution Date;

               (c) an amount equal to Collateral Monthly Interest for such Distribution Date, plus the amount of any Collateral Monthly Interest
                        ----
     previously due but not distributed on a prior Distribution Date, plus the
                                                                      ----
     amount of any Collateral Additional Interest for such Distribution Date, shall be applied in accordance with the Loan Agreement;

               (d) an amount equal to the Collateral Default Amount for such Distribution Date shall be treated as a portion of Collateral Principal Collections with respect to such Distribution Date;

               (e) an amount equal to the aggregate amount by which the Collateral Invested Amount has been reduced pursuant to clause (b) of the definition of "Collateral Invested Amount" (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed pursuant to this subsection 4.09(e) or Section 2.12(b) of the Loan Agreement) shall be applied in accordance with the Loan Agreement;

               (f) an amount up to the excess, if any, of the Required Cash Collateral Amount over the Adjusted Available Cash Collateral Amount (without giving effect to any deposit made on such date hereunder or any deposit pursuant to subsection 4.11(d) or 4.11(e)) shall be deposited into the Cash Collateral Account;

               (g) an amount equal to any unpaid portion of the Monthly Servicing Fee for such Distribution Date, plus the amount of any Monthly
                                               ----
     Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer;

               (h) on each Distribution Date from and after the Reserve Account Funding Date, but prior to the date on which the Reserve Account is terminated as set forth in subsection 4.16(f), an amount up to the excess, if any, of the Required Reserve Account Amount over the Available Reserve Account Amount shall be deposited into the Reserve Account; and

               (i) the balance shall be applied in accordance with the Loan Agreement.

          Section 4.10  Reallocated Principal Collections.
                        ---------------------------------
The Trustee shall apply or shall cause the Servicer to apply on each Distribution Date, to the extent required hereunder, the Collateral Principal Percentage of Collections of Principal Receivables with respect to such Distribution Date, to make the following distributions in the following priority:

               (a) an amount equal to the amount by which the Class A Covered Amount with respect to such Distribution Date exceeds the sum of (x) the amount of Class A Available Funds, Excess Spread and Excess Finance Charge Collections allocable to the Series 1998- Certificates with respect to such Distribution Date and (y) the Available Cash Collateral Amount with respect to such Distribution Date shall be distributed by the Trustee to fund any such deficiency in the order of priority of the enumerated items in the definition of Class A Covered Amount; and

               (b) the balance of such Reallocated Principal Collections shall be treated as a portion of Collateral Principal Collections to be applied in accordance with Section 4.07.

          Section 4.11  Cash Collateral Account
                        -----------------------

          (a)  Establishment of Cash Collateral Account.  The Seller hereby
               ----------------------------------------
directs the Trustee, for the benefit of the Series 1998- Certificateholders, to establish and maintain or cause to be established and maintained in the name of the Trustee, on behalf of the Series 1998- Certificateholders, with an Eligible Institution (which initially shall be FNBC) a segregated trust account (the "Cash Collateral Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1998-Certificateholders. The Seller does hereby transfer, assign, set over and otherwise convey to the Trustee for the benefit of the Series 1998-Certificateholders, without recourse, all of its right, title and interest in, to and under the Cash Collateral Account, any Eligible Investments on deposit therein and any proceeds of the foregoing. The Seller, to the extent of any interest it may have in the Cash Collateral Account, Eligible Investments or other amounts on deposit therein and the proceeds thereof, hereby grants a security interest in the Cash Collateral Account, Eligible Investments or other amounts on deposit therein and proceeds thereof to the Trustee for the benefit of the Series 1998- Certificateholders, and the parties intend that the grant contained in this subsection 4.11(a) constitute a security agreement under the UCC to secure the obligations of the Seller and the Trustee herein. The Trustee shall possess all right, title and interest in all Eligible Investments or other amounts on deposit from time to time in the Cash Collateral Account and in all proceeds thereof. The Cash Collateral Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 1998-Certificateholders. If, at any time, the institution holding the Cash Collateral Account ceases to be an Eligible Institution, the Trustee (or the Servicer on its behalf) shall within 10 Business Days (or within 5 Business Days if such institution is an Affiliate of First Chicago) establish a new Cash Collateral Account meeting the conditions specified above with an Eligible Institution, transfer any cash and/or any Eligible Investments or other amounts on deposit in the Cash Collateral Account to such new Cash Collateral Account and from the date such new Cash Collateral Account is established, it shall be the "Cash Collateral Account." The Seller hereby directs the Trustee (or the Servicer on the Trustee's behalf) to deposit $________ in the Cash Collateral Account on the Closing Date, and the Trustee hereby acknowledges receipt of such deposit from the Seller. Pursuant to the authority granted to the Servicer in subsection 3.01(b), the Servicer shall have the power, revocable by the Trustee, to instruct the Trustee to make withdrawals and payments from the Cash Collateral Account for the purposes of carrying out the Servicer's and the Trustee's duties hereunder and under the Loan Agreement. Withdrawals from the Cash Collateral Account shall be made only as provided herein.

          (b)  Administration of the Cash Collateral Account.  Funds on deposit
               ---------------------------------------------
in the Cash Collateral Account shall at all times be invested by the Trustee in Eligible Investments, which may be obligations of Affiliates of the Seller or the Servicer and which may, with the written consent of Standard & Poor's, be rated A-1 instead of A-1+. The Seller shall direct the Trustee as to the selection of such Eligible Investments. Funds on deposit in the Cash Collateral Account for any Distribution Date, after giving effect to any deposits to or withdrawals from the Cash Collateral Account for such Distribution Date, shall be invested in Eligible Investments that will mature so that such funds will be available for withdraw-al on the following Transfer Date. The proceeds of any such investments shall at all times be invested in Eligible Investments that will mature so that such funds will be available for withdrawal on or prior to the Transfer Date immediately following the date of such investment. The Seller shall furnish or cause to be furnished to the Trustee a monthly statement reporting all activity with respect to the Cash Collateral Account. The Trustee shall maintain for the benefit of the Series 1998- Certificateholders possession, itself or through a bailee, of the negotiable instruments or securities, if any, evidencing the Eligible Investments described in clause (a) of the definition thereof from the time of purchase thereof until the time of sale or maturity. On each Transfer Date, all interest and other investment earnings (net of losses and investment expenses) earned during the period since the preceding Transfer Date on funds on deposit in the Cash Collateral Account shall be paid to, or upon the order of, the Seller. In addition, after the occurrence of a Conversion Deposit, any Cash Collateral Account Surplus shall be withdrawn on any Transfer Date for application in accordance with the Loan Agreement. For purposes of determining the availability of funds or the balances in the Cash Collateral Account for any reason under this Agreement, all investment earnings on such funds shall be deemed not to be available or on deposit.

          (c)  Final Payment of the Series 1998- Certificates.  The Trustee
               -----------------------------------------------
shall, no later than the Termination Payment Date, upon the prior payment of all amounts owing to the Class A Certificateholders and the Servicer and payable from the Cash Collateral Account as provided herein, withdraw from the Cash Collateral Account all amounts on deposit in the Cash Collateral Account for application in accordance with Section 2.11 of the Loan Agreement.

          (d)  Optional Deposit.  Pursuant to the terms of and subject to the
               ----------------
limitation contained in the Loan Agreement, the Seller, at its option, may at any time prior to the commencement of the Rapid Amortization Period elect to cause one or more additional deposits to be made into the Cash Collateral Account (each, an "Optional Deposit"). The Seller may cause any such deposit to be made on a Distribution Date after forwarding notice of such deposit (including the amount thereof) to the Trustee in accordance with Section 3.04 relating to the furnishing of monthly reports to the Trustee. Any such deposit shall be deemed to be available in the Cash Collateral Account for purposes of calculating any Enhancement Surplus for such related Distribution Date, but shall not be included in the Available Cash Collateral Amount for such Distribution Date, but shall be included in the Available Cash Collateral Amount for the subsequent Distribution Date.

          (e)  Conversion Deposit.  The Seller, at its option, may at any time
               ------------------
following the occurrence of a Conversion Event and prior to the commencement of the Rapid Amortization Period elect to cause Collateral Monthly Principal with respect to a Distribution Date (in an amount calculated pursuant to subsection 4.05(b)(iii)) to be deposited into the Cash Collateral Account (each such deposit, a "Conversion Deposit"); provided, however, that the Trustee shall have
                                  --------  -------
received written confirmation from each Rating Agency which has rated any outstanding Series that such Rating Agency will not reduce or withdraw its rating on any outstanding Series rated by it as a result of the making of Conversion Deposits. The Seller may cause any such deposit to be made on a Distribution Date after forwarding notice of such deposit to the Trustee in accordance with Section 3.04 relating to the furnishing of monthly reports to the Trustee. Any such deposit shall not be included in the Available Cash Collateral Amount for such Distribution Date, but shall be included in the Available Cash Collateral Amount for the subsequent Distribution Date.

          (f)  Tax Reporting.  The Seller shall report all investment earnings
               -------------
on amounts from time to time on deposit in the Cash Collateral Account as its income for applicable federal, state and local tax purposes.

          Section 4.12  Interchange; Interchange Monthly Servicing Fee.
                        ----------------------------------------------
(a) On or prior to each Determination Date, the Seller shall notify the Servicer of the Interchange Amount to be included as Collections of Finance Charge Receivables with respect to the related Distribution Date. Not later than 12:00 noon, Chicago, Illinois time, on each Transfer Date, the Seller shall deposit into the Collection Account in immediately available funds the Interchange Amount (less the Interchange Monthly Servicing Fee) to be included as Finance Charge Receivables with respect to the preceding Due Period.

          (b)  In addition to the Monthly Servicing Fee payable pursuant to
Section 4.07 of the Agreement and the remaining Monthly Servicing Fee payable pursuant to Section 4.09 of the Agreement, the Servicer shall be entitled to receive on each Transfer Date a servicing fee payable solely from the Interchange Amount equal to the lesser of (a) the Interchange Amount with respect to the related Distribution Date and (b) one-twelfth of the product of ___% per annum and the Adjusted Invested Amount as of the Record Date for such Distribution Date (or, in the case of the first Distribution Date, the Initial Invested Amount) (such servicing fee, the "Interchange Monthly Servicing Fee").

          Section 4.13 Determination of LIBOR.  (a) On each LIBOR Determination
                       ----------------------
Date, the Servicer will determine LIBOR for the Interest Period following such LIBOR Determination Date on the basis of the rate for deposits in United States Dollars for the Interest Period following such LIBOR Determination Date which appears on Telerate Page 3750 as of 11:00 A.M. (London time) on such LIBOR Determination Date.

          (b) If, on any LIBOR Determination Date, such rate does not appear on Telerate Page 3750, LIBOR will be determined on the basis of the rates at which deposits for United States Dollars are offered by at least two of the Reference Banks at approximately 11:00 A.M. (London time) on such LIBOR Determination Date to prime banks in the London interbank market for the Interest Period following such LIBOR Determination Date. The Servicer shall request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, LIBOR for such LIBOR Determination Date shall be the arithmetic mean of such quotations (rounded up, if necessary, to the nearest multiple of 0.0625% per annum).

          (c) If, on any LIBOR Determination Date, only one or none of the Reference Banks provides such offered quotations, LIBOR will be the rate per annum (rounded, as aforesaid) that the Servicer determines to be either (x) the arithmetic mean of the offered quotations that leading banks in the City of New York selected by the Servicer are quoting on the relevant LIBOR Determination Date for one-month United States Dollar deposits to the principal London office of each of the Reference Banks or those of them (being at least two in number) to which such offered quotations are, in the opinion of the

Servicer, being so quoted or (y) in the event that the Servicer can determine no such arithmetic mean, the arithmetic mean of the offered quotations that leading banks in the City of New York selected by the Servicer are quoting on such LIBOR Determination Date to leading European banks for one-month United States Dollar deposits; or

          (d) If, on the LIBOR Determination Date, the banks selected as aforesaid by the Servicer are not quoting as described in clause (c) above, LIBOR for such Interest Period will be LIBOR as determined on the previous LIBOR Determination Date (or ____%, in the case of the first LIBOR Determination
Date).

          (e) The Class A Certificate Rate applicable to the then current and the immediately preceding Interest Periods may be obtained by any Class A Certificateholder by telephoning the Servicer at ________.

      Section 4.14  Postponement of Accumulation Period.  The Accumulation
                    -----------------------------------
Period is scheduled to commence on the first day of the Due Period relating to the _____________ Distribution Date; provided, however, that, if the
                                     --------  -------
Accumulation Period Length (determined as described below) is less than 12 monthly periods, upon notice to the Trustee, the Seller, each Rating Agency and the Collateral Interest Holder, the Servicer, at its option, may elect to modify the date on which the Accumulation Period actually commences to the first day of the Due Period which ends in the month that is at least the number of calendar months prior to the calendar month in which the Class A Scheduled Payment Date occurs equal to the Accumulation Period Length; provided, however, that (i) the length of the Accumulation Period shall not be less than one monthly period and
(ii) notwithstanding any other provision hereof to the contrary, no election to postpone the commencement of the Accumulation Period shall be made after a Liquidation Event shall have occurred and is continuing with respect to any other Series. On the Determination Date with respect to the ______________ Distribution Date, the Servicer shall determine the "Accumulation Period Length," which shall equal the number of monthly periods such that the Accumulation Period Amount for the Due Period relating to the Class A Scheduled Payment Date, when aggregated with the Accumulation Period Amounts for each preceding Due Period, shall equal or exceed the Class A Initial Invested
Amount. Any notice by the Servicer electing to modify the commencement of the Accumulation Period pursuant to this Section shall specify (i) the Accumulation Period Length, (ii) the commencement date of the Accumulation Period and (iii) the Controlled Accumulation Amount with respect to each Due Period preceding the Class A Scheduled Payment Date.

          Section 4.15  Principal Funding Account.  (a)  The Seller hereby
                        -------------------------
directs the Trustee, for the benefit of the Series 1998- Certificateholders, to establish and maintain or cause to be established and maintained in the name of the Trustee, on behalf of the Series 1998- Certificateholders, with an Eligible Institution (which initially shall be FNBC) a segregated trust account (the "Principal Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1998-Certificateholders. The Trustee shall possess all right, title and interest in all Eligible Investments or other amounts on deposit from time to time in the Principal Funding Account and in all proceeds thereof. The Principal Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 1998- Certificateholders. If, at any time, the institution holding the Principal Funding Account ceases to be an Eligible Institution, the Trustee (or the Servicer on its behalf) shall within 10 Business Days establish a new Principal Funding Account meeting the conditions specified above with an Eligible Institution, and shall transfer any cash and/or any Eligible Investments or other amounts to such new Principal Funding Account. Pursuant to the authority granted to the Servicer in subsection 3.01(b), the Servicer shall have the power, revocable by the Trustee, (i) to make withdrawals, or to instruct the Trustee to make withdrawals, from the Principal Funding Account from time to time, in the amounts and for the purposes set forth herein and (ii) on each Distribution Date (from and after the commencement of the Accumulation Period) prior to the termination of the Principal Funding Account, to make deposits, or to instruct the Trustee to make deposits, into the Principal Funding Account in the amounts specified in, and otherwise in accordance with, subsection 4.07(e).

          (b) Funds on deposit in the Principal Funding Account shall at all times be invested by the Trustee in Eligible Investments, which may be obligations of Affiliates of the Seller or the Servicer and which may, with the written consent of Standard & Poor's, be rated A-1 instead of A-1+. The Seller shall direct the Trustee as to the selection of such Eligible Investments. Funds on deposit in the Principal Funding Account for any Distribution Date, after giving effect to any withdrawals from the Principal Funding Account on such Distribution Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. The Trustee shall maintain for the benefit of the Series 1998- Certificateholders possession, itself or through a bailee, of the negotiable instruments or securities, if any, evidencing the Eligible Investments described in clause (a) of the definition thereof from the time of purchase thereof until the time of maturity.

          (c) On each Transfer Date with respect to the Accumulation Period and on the first Distribution Date with respect to the Rapid Amortization Period, the Servicer shall transfer from the Principal Funding Account to the Collection Account the Principal Funding Investment Proceeds on deposit in the Principal Funding Account, but not in excess of the Covered Amount, for application as Class A Available Funds.

          (d) Any Excess Principal Funding Investment Proceeds shall be paid to, or upon the direction of, the Seller on each Transfer Date. An amount equal to any Principal Funding Investment Shortfall will be deposited into the Collection Account from the Reserve Account to the extent funds are available pursuant to subsection 4.16(d). Principal Funding Investment Proceeds (including reinvested interest) shall not be considered part of the principal amounts on deposit in the Principal Funding Account hereunder.

          (e) On the earliest to occur of (i) the first Distribution Date with respect to the Rapid Amortization Period and (ii) the Class A Scheduled Payment Date, the Trustee shall pay, or cause the Servicer to pay, the Principal Funding Account Balance to Class A Certificateholders in accordance with subsection 5.01(b).

          Section 4.16  Reserve Account.
                        ---------------
          (a) The Seller hereby directs the Trustee, for the benefit of the Series 1998- Certificateholders, to establish and maintain or cause to be established and maintained in the name of the Trustee, on behalf of the Series 1998- Certificateholders, with an Eligible Insti-tution (which initially shall be FNBC) a segregated trust account (the "Reserve Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 1998- Certificateholders. The Trustee shall possess all right, title and interest in all Eligible Investments or other amounts on deposit from time to time in the Reserve Account and in all proceeds thereof. The Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 1998- Certificateholders. If, at any time, the institution holding the Reserve Account ceases to be an Eligible Institution, the Trustee (or the Servicer on its behalf) shall within 10 Business Days establish a new Reserve Account meeting the conditions specified above with an Eligible Institution, and shall transfer any cash and/or any Eligible Investments or other amounts to such new Reserve Account. Pursuant to the authority granted to the Servicer in subsection 3.01(b), the Servicer shall have the power, revocable by the Trustee (i) to make withdrawals, or to instruct the Trustee to make withdrawals, from the Reserve Account from time to time in an amount up to the Available Reserve Account Amount at such time, for the purposes set forth herein and (ii) on each Distribution Date (from and after the Reserve Account Funding Date) prior to termination of the Reserve Account, to make a deposit, or to instruct the Trustee to make a deposit, into the Reserve Account in the amount specified in, and otherwise in accordance with, subsection 4.09 (h).

          (b) Funds on deposit in the Reserve Account shall at all times be invested by the Trustee in Eligible Investments, which may be obligations of Affiliates of the Seller or the Servicer and which may, with the written consent of Standard & Poor's, be rated A-1 instead of A-1+. The Seller shall direct the Trustee as to the selection of such Eligible Investments. Funds on deposit in the Reserve Account on any Distribution Date, after giving effect to any withdrawals from the Reserve Account for such Distribution Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. The Trustee shall maintain for the benefit of the Series 1998- Certificateholders possession, itself or through a bailee, of the negotiable instruments or securities, if any, evidencing the Eligible Investments described in clause (a) of the definition thereof from the time of purchase thereof until the time of maturity. On each Transfer Date, all interest and earn-ings (net of losses and investment expenses) accrued since the preceding Distribution Date on funds on deposit in the Reserve Account shall be retained in the Reserve Account (to the extent that the Available Reserve Account Amount is less than the Required Reserve Account Amount) and the balance, if any, shall be paid to, or upon the direction, of the Seller. For purposes of determining the availability of funds or the balance in the Reserve Account for any reason hereunder, except as otherwise provided in the preceding sentence, investment earnings on such funds shall be deemed not to be available or on deposit.

          (c) On or before each Distribution Date with respect to the Accumulation Period, and on or before the first Distribution Date with respect to the Rapid Amortization Period, the Servicer shall calculate the "Reserve Draw Amount" which shall be equal to the Principal Funding Investment Shortfall with respect to such Distribution Date; provided, however, that such amount will be
                                   --------  -------
reduced to the extent that funds otherwise would be available for deposit in the Reserve Account under subsection 4.09(h) with respect to such Distribution Date.

          (d) In the event that for any Distribution Date the Reserve Draw Amount is greater than zero, the Reserve Draw Amount, up to the Available Reserve Account Amount, shall be withdrawn from the Reserve Account on the Transfer Date by the Servicer or the Trustee (acting in accordance with the instructions of the Servicer), and deposited into the Collection Account for application as Class A Available Funds.

          (e) In the event that the Reserve Account Surplus for any Distribution Date, after giving effect to all deposits to and withdrawals from the Reserve Account with respect to such Distribution Date, is greater than zero, the Servicer, or the Trustee, acting in accordance with the instructions of the Servicer, shall withdraw from the Reserve Account on the Transfer Date, and treat as Excess Spread to be applied in accordance with subsection 4.09(i), an amount equal to such Reserve Account Surplus.

          (f) Upon the earliest to occur of (i) the date on which the Class A Invested Amount shall be paid in full, (ii) the first Distribution Date with respect to the Rapid Amortization Period and (iii) the Scheduled Payment Date, the Trustee, after the prior payment of all amounts owing to the Series 1998- Certificateholders that are payable from the Reserve Account as provided herein, shall withdraw, or cause the Servicer to withdraw, from the Reserve Account and treat as Excess Spread to be applied in accordance with subsection 4.09(i), all amounts, if any, on deposit in the Reserve Account, and the Reserve Account shall thereafter be deemed to have terminated for all purposes hereunder.


                              [END OF ARTICLE IV]

          SECTION 8.  Article V of the Agreement.  With respect to the Series
                      --------------------------
1998-  Certificates, Article V of the Agreement shall read as follows:


                                   ARTICLE V

                         DISTRIBUTIONS AND REPORTS TO
                              CERTIFICATEHOLDERS

          Section 5.01  Distributions  (a)  On each Payment Date for the Series
                        -------------
1998- Certificates, the Paying Agent shall distribute to each Class A Certificateholder on the preceding Record Date (other than as provided in Section 12.02 of the Agreement respecting a final distribution) such Class A Certificateholder's pro rata share (based on the aggregate Undivided Interests represented by related Class A Certificates held by such Class A Certificateholder) of the funds on deposit in the Collection Account payable to such Class A Certificateholders pursuant to the Agreement in respect of interest.

          (b) On the Scheduled Payment Date, on each Distribution Date with respect to the Rapid Amortization Period and on the Termination Payment Date for the Series 1998- Certificates, the Paying Agent shall distribute to each Class A Certificateholder on the preceding Record Date (other than as provided in
Section 12.02 of the Agreement respecting a final distribution) such Class A Certificateholder's pro rata share (based on the aggregate Undivided Interests represented by related Class A Certificates held by such Class A Certificateholder) of the funds on deposit in the Collection Account and, if applicable, the Principal Funding Account, payable to such Class A Certificateholders pursuant to the Agreement in respect of principal; provided,
                                                                      --------
however, that no distribution pursuant to this subsection 5.01(b) may
-------
exceed the Class A Invested Amount before giving effect to such distribution.

          (c) Distributions to Class A Certificateholders hereunder shall be made by check mailed to each Class A Certificateholder, except that with respect to Class A Certificates registered in the name of a Clearing Agency, such distribution shall be made in immediately available funds.

          (d) On each Payment Date for the Series 1998- Certificates, the Paying Agent shall distribute to the Collateral Interest Holder on such Payment Date the funds on deposit in the Collection Account payable to or with respect to the Collateral Interest for application pursuant to the terms of the Loan Agreement. Distributions to be made hereunder to or with respect to the Collateral Interest shall be made in immediately available funds at the direction of the Collateral Interest Holder.

          Section 5.02  Statements to Certificateholders.
                        --------------------------------
(a)  Certificateholders' Payment Date Statement.  On each Payment Date, the
     ------------------------------------------
Paying Agent, on behalf of the Trustee, shall forward to each Class A Certificateholder (or to the Clearing Agency to the extent Section 6.11 of the Agreement applies), to the Collateral Interest Holder and to each Rating Agency a statement substantially in the form of Exhibit B prepared by the Servicer setting forth the information set forth in the Monthly Servicer's Certificate furnished to the Trustee with respect to such Distribution Date.

          (b)  Annual Certificateholders' Tax Statement.  On or before January
               ----------------------------------------
31 of each calendar year, beginning with calendar year 1999, the Servicer will cause the Paying Agent, on behalf of the Trustee, to furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Class A Certificateholder, a statement prepared by the Servicer containing information relating to the amounts distributed to such Person aggregated for such calendar year or the applicable portion thereof during which such Person was a Class A Certificateholder, together with such other information as is required to be provided by an issuer of debt under the Internal Revenue Code and such other customary information as is necessary to enable the Class A Certificateholders to prepare their tax returns. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Paying Agent pursuant to any requirements of the Internal Revenue Code as from time to time in effect. In addition, the Servicer shall make available to Certificate Owners of Class A Certificates such information as is required by the Code and the regulations thereunder to be made available to holders of debt instruments having the characteristics of the Class A Certificates.


                              [END OF ARTICLE V]

          SECTION 9.  Additional Liquidation Events.  If any one of the events
                      -----------------------------
specified in Section 9.01 of the Agreement (after any grace periods or consents applicable thereto) or any one of the following events shall occur during either the Revolving Period or the Accumulation Period with respect to the Series
1998-  Certificates:

          (a) failure on the part of the Seller (i) to make any payment or deposit required by the terms of the Agreement or this Series Supplement on or before five Business Days after the date such payment or deposit is required to be made therein or herein, or (ii) duly to observe or perform in any material respect the covenant of the Seller set forth in subsection 2.08(b) of the Agreement, or (iii) duly to observe or perform in any material respect any other covenants or agreements of the Seller set forth in the Agreement or this Series Supplement, which, in the case of clause (iii), continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Trustee, or to the Seller and the Trustee by a Rating Agency, the Collateral Interest Holder or the Holders of Class A Certificates evidencing Undivided Interests aggregating not less than 10% of the Class A Invested Amount;

          (b) any representation or warranty made by the Seller in the Agreement or this Series Supplement or any information contained in a computer file or microfiche list required to be delivered by the Seller pursuant to
Section 2.01 or 2.05 of the Agreement shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller
by the Trustee, or to the Seller and the Trustee by a Rating Agency, the Collateral Interest Holder or the Holders of Class A Certificates evidencing Undivided Interests aggregating not less than 10% of the Class A Invested Amount and as a result of which the interests of the Series 1998- Certificateholders are materially and adversely affected; provided, however, that a Liquidation
                                       --------  -------
Event pursuant to this subparagraph 9(b) shall not be deemed to have occurred hereunder with respect to the Series 1998- Certificates if the Seller has accepted the transfer of the related Receivable, or all of such Receivables, if applicable, during such period (or such longer period as the Trustee may specify), in accordance with the provisions hereof;

          (c) the average Portfolio Yield (the calculation of which shall include, without limitation, the Interchange Amount as a component of Finance Charge Receivables) for any three consecutive Due Periods shall be less than the average of the Base Rates for the related Interest Periods;

          (d) the Seller shall fail to convey Additional Accounts to the Trust, as required by subsection 2.05(a) of the Agreement, (i) in the case of the calculation provided in subsection 2.05(a)(1) of the Agreement 10 days after the failure to meet such calculation or (ii) in the case of the calculation provided in subsection 2.05(a)(2) of the Agreement immediately upon the occurrence of the failure to meet such calculation;

          (e) the Class A Invested Amount shall not be paid in full on the Class A Scheduled Payment Date; or

          (f) any Servicer Default shall occur which would have a material adverse effect on the Series 1998- Certificateholders;

then, (y) in the case of any event described in subparagraph (a), (b) or (f), after any applicable grace period set forth in or applicable to such subparagraph, either the Trustee or the Holders of Series 1998- Certificates evidencing Undivided Interests aggregating not less than 50% of the Invested Amount of the Series 1998- Certificates by notice then given in writing to the Seller and the Servicer (and to the Trustee if given by the Series 1998-Certificateholders) may declare that a liquidation event (a "Liquidation Event") has occurred with respect to the Series 1998- Certificates as of the date of such notice, and (z) in the case of subparagraph (c), (d) or (e) (or any of the events specified in Section
9.01 of the Agreement), a Liquidation Event with respect to such Series 1998-Certificates shall occur without any notice or other action on the part of the Trustee or all investor certificateholders or the Series 1998-Certificateholders, as applicable, immediately upon the occurrence of such event.

          SECTION 10.  Related Interest Periods.  For purposes of this Series
                       ------------------------
Supplement, the Interest Period related to any Due Period shall be the Interest Period ending on the day prior to the Distribution Date for such Due Period.

          SECTION 11.  Eligible Servicer.  The Trustee hereby agrees that, in
                       -----------------
the event that it appoints an Eligible Servicer as Successor Servicer pursuant to Section 10.02 of the Agreement, such Eligible Servicer shall have a long term debt rating of at least A by Standard & Poor's and A2 by Moody's; provided,
                                                                  --------
however, that if the Trustee has a long term debt rating of at least A by
-------
Standard & Poor's and A2 by Moody's, such Eligible Servicer need have only a long term debt rating of BBB- by Standard & Poor's and Baa3 by Moody's.

          SECTION 12.  Trustee Resignation.  The Trustee shall not resign
                       -------------------
pursuant to Section 11.07 of the Agreement without written confirmation from each Rating Agency that such resignation will not result in the Rating Agency's reducing or withdrawing its rating on any Class of any then outstanding Series rated by it.

          SECTION 13.  Tax Opinion.  As permitted in subsection 6.09(b) of the
                       -----------
Agreement, it shall be a condition of the Exchange contemplated hereby and the issuance of the Series 1998- Certificates that an Opinion of Counsel be furnished pursuant to clause (c) of subsection 6.09(b) to the effect that the Class A Certificates will be treated as debt for Federal income tax purposes and that the issuance of the Series 1998- Certificates will not adversely affect the Federal income tax characteristics of any outstanding Series of Investor Certificates or any Certificate Owner.

          SECTION 14.  Subordination of Certain Termination Payments.
                       ---------------------------------------------
Notwithstanding anything contained in subsection 12.02(c) of the Agreement, upon the sale of

Receivables or interests therein as provided in Section 12.02(c) of the Agreement, the net proceeds of any such sale payable to the Series 1998-Certificates shall be paid pro rata to the Class A Certificates and then to the
                           --- ----
Collateral Interest Holder for application pursuant to the terms of the Loan Agreement.

          SECTION 15.  Variable Accumulation Series.  For purposes of the
                       ----------------------------
Supplement with respect to any other Series, Series 1998- Certificates may be designated a "Variable Accumulation Series."

          SECTION 16.  Ratification of Pooling and Servicing Agreement;
                       ------------------------------------------------
Representations; Security Interest.
----------------------------------

          (a) As supplemented by this Series Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Series Supplement shall be read, taken, and construed as one and the same instrument; provided, however, that pursuant to clause (D) of the fifth sentence
            --------  -------
of subsection 9.02(a) of the Agreement, the required written instruction pursuant to such fifth sentence of subsection 9.02(a) shall include the Holders of Investor Certificates representing Undivided Interests aggregating more than 50% of the Invested Amount of each Series issued prior to April 19, 1995.

          (b) The Seller hereby represents and warrants to the Trustee that all approvals, authorizations, consents, orders or other actions of any person or of any governmental body or official required in connection with the execution and delivery by the Seller of the Agreement, any Supplement and the Certificates, the performance by the Seller of the transactions contemplated by the Agreement and any Supplement and the fulfillment by the Seller of the terms of the Agreement, any Supplement and the Certificates have been obtained; provided,
                                                                   --------
however, that the Seller makes no representation or warranty regarding state
-------
securities or "Blue Sky" laws in connection with the distribution of the Certificates.

          (c) If the Agreement does not constitute a valid transfer and assignment of all right, title and interest of the Seller in the Receivables and the proceeds thereof (excluding Recoveries relating thereto), the parties hereto intend that the Agreement, which constitutes a security agreement under the UCC, is a grant of a security interest for the purposes of (i) securing the rights of the Trustee for the benefit of the Investor Certificateholders and (ii) securing the right and ability of the Trustee to make the distributions set forth in the Agreement.

          SECTION 17.  Counterparts.  This Series Supplement may be executed in
                       ------------
any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

          SECTION 18.  Governing Law.  THIS SERIES SUPPLEMENT SHALL BE
                       -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          IN WITNESS WHEREOF, the Seller, the Servicer and the Trustee have caused this Series Supplement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.


                         FCC NATIONAL BANK

                         By _____________________________
                         Name:
                         Title:



                         NORWEST BANK MINNESOTA,
                         NATIONAL ASSOCIATION

                         By _____________________________
                         Name:
                         Title:

                                                                       EXHIBIT A
                                                                       ---------

REGISTERED                FIRST CHICAGO MASTER TRUST II   REGISTERED

          Unless this certificate is presented by an authorized representative of The Depository Trust Company to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.


             FLOATING RATE ASSET BACKED CERTIFICATES SERIES 1998-
              No. _____                            $_____________

     Each $1,000 minimum denomination represents 1/______ Undivided Interest in certain assets of the

                         FIRST CHICAGO MASTER TRUST II

Evidencing an Undivided Interest in a Trust, the corpus of which consists of receivables generated from time to time in the ordinary course of business in a portfolio of "Classic VISA", "Standard MasterCard", "VISA Gold", "Gold MasterCard", "Platinum VISA" and "Platinum MasterCard" consumer revolving credit accounts by



                              FCC NATIONAL BANK


(Not an interest in or obligation of FCC National Bank or any affiliate thereof except to the limited extent described herein)


                                    CUSIP NO. ____________

This certifies that
                                  CEDE & CO.
(the "Certificateholder") is the registered owner of the Undivided Interest in certain assets of a trust (the "Trust"), created pursuant to the Pooling and Servicing Agreement, dated as of June 1, 1990, as supplemented by a Series
1998- Supplement, dated as of ________ __, 1998, by and between FCC National Bank ("FCCNB"), a national bank, as Seller and Servicer, and Norwest Bank Minnesota, National Association, as trustee (the "Trustee") (collectively referred to herein as the "Agreement"). The corpus of the Trust consists of (i) a portfolio of all receivables (the "Receivables") existing in the consumer revolving credit card accounts identified under the Agreement from time to time (the "Accounts"), (ii) all Receivables generated under the Accounts from time to time thereafter, (iii) funds collected or to be collected from cardholders in respect of the Receivables (other than Recoveries), (iv) all funds which are from time to time on deposit in the Collection Account and any other account or accounts held for the benefit of investor certificateholders (the "Investor Certificateholders"), (v) the benefits of funds on deposit in the Cash Collateral Account and any other Enhancements to be issued by Enhancement Providers with respect to one or more Series of investor certificates (the "Investor Certificates") up to the amount available thereunder, and (vi) all other assets and interests constituting the Trust. The holder of this Certificate is entitled to the benefit of funds on deposit in the Cash Collateral Account, and the benefits of the subordination of the Collateral Interest Series 1998- (the "Collateral Interest"), and is not entitled to the benefit of any other Enhancement which may be part of the Trust's assets. Although a summary of certain provisions of the Agreement is set forth below, this Certificate does not purport to summarize the Agreement, is qualified in its entirety by the terms and provisions of the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement may be requested from the Trustee by writing to the Trustee at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479-0070, Attention: Corporate Trust Department. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement.

          This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, as amended from time to time, to which the Certificateholder, by virtue of the acceptance hereof, assents and is bound.

          It is the intent of FCCNB and the Class A Certificateholders that, for federal, state and local income and franchise tax purposes only, the Class A Certificates will be evidence of debt secured by the Receivables. FCCNB and the Certificateholder, by the acceptance of this Certificate, agree to treat this Certificate for federal, state and local income and franchise tax purposes as debt.

          Subject to the Agreement, payments of principal are limited to the unpaid Class A Invested Amount of the Class A Certificates at the commencement of the Rapid Amortization Period, which may be less than the unpaid balance of the Class A Certificates pursuant to the terms of the Agreement. All principal of and interest on the Class A Certificates is due and payable no later than the ________ ____ Distribution Date (the "Series Termination Date"). After the Series Termination Date, neither the Trust nor FCCNB will have any further obligation to distribute principal or interest on the Class A Certificates. In the event that the Class A Invested Amount is greater than zero on the Series Termination Date, the Trustee will sell or cause to be sold, and pay the proceeds, to the extent necessary, to the Class A Certificateholders pro rata in final payment of the Class A Invested Amount, an amount of interests in the Receivables or certain of the Receivables up to 110% of the Adjusted Invested Amount at the close of business on such date (but not more than the total amount of Receivables allocable to the Certificates, including the Collateral Interest).

          The Receivables consist of Principal Receivables which arise generally from the purchase of goods and services and amounts advanced to cardholders as cash advances and Finance Charge Receivables which arise from the Periodic Rate Finance Charges, Cash Advance Fees, Late Fees, Overlimit Fees, annual fees with respect to the Accounts, Returned Check Fees and all other fees and charges payable by Obligors with respect to the Accounts. Finance Charge Receivables also include certain Interchange allocable to the Accounts. This Certificate is one of a class of a series of Investor Certificates enti-tled "First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1998- (the "Class A Certificates" and together with the Collateral Interest, the "Certificates"), each of which represents an Undivided Interest in certain assets of the Trust. The Trust's assets are allocated in part to the Class A Certificateholders and to the holder of the Collateral Interest (the "Collateral Interest Holder"), with the remainder allocated to holders of other Series of Investor Certificates issued by the Trust, if any, and to FCCNB (the "Seller"). In addition to the Certificates, an Exchangeable Seller's Certificate will be issued to the Seller pursuant to the Agreement which will represent the Seller's interest in the Trust. The Exchangeable Seller's Certificate will represent the interest in the Principal Receivables not represented by the Investor Certificates. The Exchangeable Seller's Certificate may be exchanged by the Seller pursuant to the Agreement for one or more Series of Investor Certificates and a reissued Exchangeable Seller's Certificate upon the conditions set forth in the Agreement. In addition, to the extent permitted for any Series of Investor Certificates by the related Supplement, the Investor Certificateholders of such Series may tender their Investor Certificates and the Seller may tender the Exchangeable Seller's Certificate in exchange for one or more Series of Investor Certificates and a reissued Exchangeable Seller's Certificate.

          The aggregate interest represented by the Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Invested Percentage with respect to Principal Receivables at such time. The Invested Amount, for any date, will be an amount equal to the sum of the Class A Invested Amount and the Collateral Invested Amount. The Initial Invested Amount is $________. The Class A Initial Invested Amount is $________. The Class A Invested Amount, for any date, will be an amount equal to (a) $________, minus
                                                                         -----
(b) the aggregate amount of principal payments made to the Class A Certificateholders prior to such date, minus (c) the excess, if any, of the
                                       -----
aggregate amount of Class A Investor Charge-Offs for all Distribution Dates preceding such date over the aggregate amount of Class A Investor Charge-Offs reimbursed pursuant to Section 4.09 of the Agreement for all Distribution Dates preceding such date. The Class A Adjusted Invested Amount, for any date, will be an amount equal to the Class A Invested Amount, minus the Principal Funding
                                                   -----
Account Balance on such date. The Adjusted Invested Amount, for any date, will be an amount equal to the sum of (a) the Class A Adjusted Invested Amount and (b) the Collateral Invested Amount. The Invested Percentage, when used with respect to Principal Receivables during the Revolving Period and Finance Charge Receivables and Defaulted Receivables at any time, means the percentage equivalent of a fraction the numerator of which is the Adjusted Invested Amount for such Distribution Date and the denominator of which is the Aggregate Principal Receivables for the Due Period relating to such Distribution Date. The Invested Percentage, when used with respect to Principal Receivables during the Accumulation Period or the Rapid Amortization Period, means the percentage equivalent of a fraction the numerator of which is the Invested Amount as of the end of the day on the last Distribution Date relating to the Revolving Period and the denominator of which is the greater of (a) Aggregate Principal Receivables for the Due Period related to the current Distribution Date and (b) the sum of the numerators used to calculate the Invested Percentages with respect to Principal Receivables for all Series of Investor Certificates outstanding for the current Distribution Date. Collections of Finance Charge Receivables and Principal Receivables will be further allocated between the Class A Certificates and the Collateral Interest as described in the Agreement.

          Interest will be distributed monthly on the fifteenth day of each month (or, if such fifteenth day is not a Business Day, on the next succeeding Business Day) (each a "Distribution Date"), commencing ________ __, 1998, at the applicable rate on the Class A Invested Amount as of the preceding Record Date to each Class A Certificateholder of record as of the Record Date. Interest will accrue from ________ __, 1998 through ________ __, 1998 at the rate of ___%
per annum, and with respect to each Interest Period thereafter, at a rate of ___% per annum above LIBOR determined in the manner set forth in the Agreement. Interest is derived from Collections of Finance Charge Receivables, Excess Spread, Excess Finance Charge Collections, withdrawals from the Cash Collateral Account and Reallocated Principal Collections (and, during the Accumulation Period, from certain amounts withdrawn from the Principal Funding Account and the Reserve Account), in each case to the extent funds are available from such source in accordance with the Agreement. The Record Date with respect to any Distribution Date shall be the last day of the calendar month preceding such Distribution Date.

          No principal will be payable to Certificateholders until the _______ ____ Distribution Date (the "Class A Scheduled Payment Date") or such earlier date as may result from the occurrence of a Liquidation Event. During the Revolving Period, Collections of Principal Receivables otherwise allocable to Certificateholders will be paid to the Seller, to other amortizing or accumulating Series or, in certain circumstances, to the Collateral Interest Holder.

          As described in the Agreement, Collections of Principal Receivables with respect to any Due Period will be allocated to the Certificates on the related Determination Date on the basis of the Invested Percentage with respect to Principal Receivables. Such Collections will be further allocated between the Class A Certificates and the Collateral Interest as described in the Agreement. Such allocations will be performed during the Revolving Period, the Accumulation Period and the Rapid Amortization Period. Under the Agreement, such Collections will be paid to the Seller, to other amortizing or accumulating Series or to the Collateral Interest Holder, as described above, during the Revolving Period. During the Accumulation Period, Collections of Principal Receivables allocable to the Class A Certificateholders up to the Controlled Deposit Amount will be deposited into the Principal Funding Account for the benefit of the Class A Certificateholders, with the excess paid to the Seller, to other amortizing or accumulating Series or to the Collateral Interest Holder. During the Rapid Amortization Period, all Collections of Principal Receivables allocable to the Certificateholders will be paid to the Class A Certificateholders on each Distribution Date. In each case, payments to the Class A Certificateholders shall not exceed the Class A Invested Amount.

          Unless or until a Liquidation Event (as described in the Agreement) shall have occurred, during the period beginning on the first day of the Due Period relating to the ________ ____ Distribution Date, subject to postponement as described in the Agreement (the "Controlled Accumulation Date"), and ending on the earlier of (a) but not including, the first day of the Due Period in which a Liquidation Event occurs or is deemed to have occurred, (b) and including, the date on which the Invested Amount is paid in full, or (c) the Series Termination Date (the "Accumulation Period"), Collections of Principal Receivables allocable to the Class A Certificates up to the Controlled Deposit Amount will be depos-ited into the Principal Funding Account for the benefit of the Class A Certificateholders monthly on each Distribution Date beginning with the Distribution Date related to the Due Period in which the Controlled Accumulation Date occurs. The amount of monthly principal ("Class A Monthly Principal") allocable to Class A Certificateholders shall equal the sum of (i) an amount equal to the Class A Principal Percentage of the Fixed Allocation Percentage of all Collections with respect to Principal Receivables for such Due Period, (ii) the amount, if any, of Unallocated Principal Collections on deposit in the Collection Account allocable to the Certificates, (iii) a portion of the amount of Collections of Principal Receivables allocable to certain other Series but not needed to make payment to or for the benefit of such Series and (iv) certain other amounts as described in the Agreement.

          If Class A Monthly Principal for the related Due Period is equal to or greater than the sum of the Controlled Accumulation Amount and the existing Deficit Controlled Accumulation Amount (such sum, the "Controlled Deposit Amount"), the amount of the Controlled Deposit Amount will be deposited into the Principal Funding Account for the benefit of the Class A Certificateholders and the excess of such sum over the Controlled Deposit Amount will be paid from the Trust to the Seller, but not more than the First Chicago Amount, to other amortizing Series or to the Collateral Interest Holder.

          If Class A Monthly Principal for the related Due Period is less than the Controlled Deposit Amount, the entire amount of Class A Monthly Principal will be deposited into the Principal Funding Account for the benefit of the Class A Certificateholders and the amount of the excess of the Controlled Deposit Amount over the Class A Monthly Principal will be the Deficit Controlled Accumulation Amount for the next succeeding Distribution Date.

          During the period beginning on the first day of the Due Period in which a Liquidation Event occurs or is deemed to occur and continuing to and including the earlier of the date on which the Invested Amount has been paid in full or the Series Termination Date (the "Rapid Amortization Period"), Collections of Principal Receivables allocable to the Class A Certificates will no longer be paid to the Seller, to other amortizing or accumulating Series, to the Collateral Interest Holder, or to the Principal Funding Account for the benefit of the Class A Certificateholders (to the extent of the Controlled Deposit Amount) as described above, but instead will be distributed monthly on each Distribution Date to Class A Certificateholders. During the Rapid Amortization Period, Class A Monthly Principal will be paid to the Class A Certificateholders regardless of the level of any Controlled Accumulation Amount or Controlled Deposit Amount.

          On each Distribution Date, the Paying Agent shall distribute to each Class A Certificateholder of record on the related Record Date such Class A Certificateholder's pro rata share (based on the aggregate Undivided Interest
                    --- ----
represented by the Certificate held by such Class A Certificateholder) of amounts on deposit in the Collection Account and, on the Class A Scheduled Payment or, if earlier, the first Distribution Date with respect to the Rapid Amortization Period, in the Principal Funding Account as are payable to the Class A Certificateholders pursuant to the Agreement. The amount to be distributed on each Distribution Date to the Certificateholder will be equal to the product of the aggregate Undivided Interest represented by this Certificate and the aggregate of all payments to be made to Class A Certificateholders on such Distribution Date. Distributions with respect to this Certificate will be made by the Paying Agent by check mailed to the address of the Certificateholder of record appearing in the Certificate Register without the presentation or surrender of this Certificate or the making of any notation (except for the final distribution in respect of this Certificate) except that if all Class A Certificates are registered in the name of CEDE & CO., the nominee registration for The Depository Trust Company, distributions will be made in the form of immediately available funds. Final payment of this Certificate will be made only upon presentation and surrender of this Certificate at the office or agency specified in the notice of final distribution delivered by the Trustee to the Certificateholder in accordance with the Agreement.

          On the Distribution Date occurring after the Adjusted Invested Amount is reduced to 5% of the Initial Invested Amount or less, the Seller may repurchase the Certificateholders' Interest in the Trust unless certain events of bankruptcy, insolvency or receivership have occurred with respect to FCCNB. The repurchase price will be equal to the Adjusted Invested Amount plus accrued and unpaid interest thereon.

          THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, FCCNB, THE SERVICER (IF THE SERVICER IS NOT FCCNB) OR ANY AFFILIATE OF EITHER OF THEM (EXCEPT TO THE LIMITED EXTENT DESCRIBED HEREIN) AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. THIS CERTIFICATE IS LIMITED IN RIGHT OF PAYMENT TO CERTAIN COLLECTIONS RESPECTING THE RECEIVABLES (AND CERTAIN OTHER AMOUNTS), ALL AS MORE SPECIFICALLY SET FORTH HEREINABOVE AND IN THE AGREEMENT.

          The Agreement may be amended by the Seller, the Servicer and the Trustee, without Certificateholder consent, to cure any ambiguity, to correct or supplement any provision therein which may be inconsistent with any other provision therein, or to add any other provisions with respect to matters or questions arising under the Agreement which are not inconsistent with the provisions of the Agreement. Additionally, the Agreement may be amended from time to time by the Servicer, the Seller and the Trustee, without the consent of any of the Certificateholders, to add to or change any of the provisions of the Agreement to provide that Bearer Certificates may be registrable as to principal, to change or eliminate any restrictions on the payment of principal of or any interest on Bearer Certificates to comply with the Bearer Rules, to permit Bearer Certificates to be issued in exchange for Registered Certificates (if then permitted by the Bearer Rules), to permit Bearer Certificates to be issued in exchange for Bearer Certificates of other authorized denominations or to permit the issuance of Certificates in uncertificated form, provided any such action shall not adversely affect the interests of the Holders of Bearer Certificates of any Series or any related Coupons in any material respect. No such amendment, however, may adversely affect in any material respect the interests of the Certificateholders unless such amendment is necessary to comply with the Bearer Rules. Any Supplement and any amendments regarding the addition to or removal of Receivables from the Trust as provided in Sections 2.05, 2.10 and 6.09 of the Agreement, respectively, shall not be considered amendments to the Agreement.

          Subject to the preceding paragraph, the Agreement may be amended by the Servicer, the Seller and the Trustee with the consent of the Investor Certificateholders owning Undivided Interests aggregating not less than 66-2/3% of the invested amount of all Series adversely affected for the purpose of adding any provisions to, changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of Investor Certificateholders of any Series then issued and outstanding, provided, however, that no such amendment shall (a) reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Investor Certificate without the consent of such Investor Certificateholder, (b) change the definition of or the manner of calculating the interest of any Investor Certificateholder, without the consent of such Investor Certificateholder, or
(c) reduce the aforesaid percentage required to consent to any such amendment, without the consent of such Investor Certificateholder. Any such amendment and any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued in exchange hereof or in lieu hereof whether or not notation thereof is made upon this Certificate.

          The Class A Certificates are issuable only in denominations of $1,000 and integral multiples of $1,000 in excess hereof. The transfer of this Certificate shall be registered in the Certificate Register upon surrender of this Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Trustee and the Transfer Agent and Registrar, duly executed by the Certificateholder or the Certificateholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class A Certificates of authorized denominations and for the same aggregate Undivided Interest will be issued to the designated transferee or transferees.

          As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Class A Certificates evidencing a like aggregate Undivided Interest, as requested by the Certificateholder surrendering this Certificate. No service charge may be imposed for any such exchange but the Servicer, the Seller or the Transfer Agent and Regis-trar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

          The Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar, and any agent of any of them, may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Servicer, nor the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

          This Certificate shall be construed in accordance with and governed by the laws of the State of Delaware.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by manual signature, this Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

          IN WITNESS WHEREOF, FCCNB has caused this Certificate to be duly executed.


Dated:

                                    FCC NATIONAL BANK



                                    By:___________________________
                                       Chairman of the Board



                                    By:___________________________
                                       Cashier

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Class A Certificates described in the within-mentioned Pooling and Servicing Agreement.


               NORWEST BANK MINNESOTA,    NORWEST BANK MINNESOTA,
                NATIONAL ASSOCIATION       NATIONAL ASSOCIATION

                     as Trustee                 as Trustee

                                      OR



By:
    Authorized Officer                    By: THE FIRST NATIONAL
                                               BANK OF CHICAGO
                                              Authenticating Agent


                                          By:
                                              Authorized Officer

                           _________________________
                                  ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE(S)

++++++++++++++++++++++++++++++++++++++
+                                    +
++++++++++++++++++++++++++++++++++++++..........................................

                                        (PLEASE PRINT OR TYPEWRITE
                                        NAME AND ADDRESS OF ASSIGNEE)

 ................................................................................

 ................................................................................

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints

 ................................................................................
attorney, with full power of substitution in the premises, to transfer said certificate on the books kept for registration thereof.


Dated:  ........................................................................

                                               .................................
                                               Note: The signature(s)
                                               to this Assignment must
                                               correspond with the
                                               name(s) as written on
                                               the face of the within
                                               certificate in every
                                               particular, without
                                               alteration or enlargement
                                               or any change whatever.

A Non-U.S. Person as defined in
the Code must certify to the
Trustee in writing as to its Non-
U.S. Person status and such further
information as may be required under
the Code or reasonably requested by
the Trustee.

                                                                       EXHIBIT B
                                                                       ---------



              FORM OF CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT
                 (To be delivered by the Payment Agent on each
                  Payment Date pursuant to Section 5.02(a) of
                      the Pooling and Servicing Agreement)


                               FCC NATIONAL BANK


               _________________________________________________


                         FIRST CHICAGO MASTER TRUST II
                                 SERIES 1998-

               __________________________________________________


          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee (the "Trustee"), as amended and supplemented by the Series 1998-Supplement dated as of ________ __, 1998 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the _________________, 199_ Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Distribution (Stated on the Basis of
     ----------------------------------------------------------------------
     $1,000 Original Principal Amount).
     ---------------------------------

     1.   The total amount of the distri-
          bution to Class A Certificate-
          holders on the Payment Date
          per $1,000 interest.................     $________

     2.   The amount of the distribution
          set forth in paragraph 1 above
          in respect of principal on the
          Class A Certificates, per
          $1,000 interest.....................     $________

     3.   The amount of the distribution
          set forth in paragraph 1 above
          in respect of interest on the
          Class A Certificates, per
          $1,000 interest.....................     $________


B.   Information Regarding the Performance of the Trust.
     --------------------------------------------------

     1.   Collections of Receivables.
          --------------------------

     a.   The aggregate amount of Collections
          of Receivables processed for the Due
          Period with respect to the current
          Distribution Date which were allo-
          cated in respect of the Investor
          Certificates of all Series..........     $________

     b.   The aggregate amount of Collections
          of Receivables processed for
          the Due Period with respect to
          the current Distribution Date which
          were allocated in respect of the
          Series 1998-  Certificates..........     $________

     c.   The aggregate amount of Collections
          of Receivables processed for
          the Due Period with respect to
          the current Distribution Date which
          were allocated in respect of the
          Class A Certificates................     $________

     d.   The amount of Collections of
          Receivables processed for the
          Due Period with respect to the
          current Distribution Date which
          were allocated in respect of
          Class A Certificates, per $1,000
          interest............................     $________

     e.   The amount of Excess Spread for the
          Due Period with respect to the cur-
          rent Distribution Date..............     $________

     f.   The amount of Reallocated Principal
          Collections for the Due Period with
          respect to the current Distribution
          Date allocated in respect of the Class
          A Certificates......................     $________

     g.   The amount of Excess Finance Charge
          Collections allocated in respect of
          the Series 1998-  Certificates, if
          any.................................     $________

     h.   The amount of Excess Principal Col-
          lections allocated in respect of the
          Series 1998-  Certificates, if any       $________

     2.   Receivables in Trust.
          --------------------

     a.   Aggregate Principal Receivables for
          the Due Period with respect to the
          current Distribution Date (which
          reflects the Principal Receivables
          represented by the Exchangeable
          Seller's Certificate and by the
          Investor Certificates of all
          Series).............................     $________

     b.   The amount of Principal Receivables
          in the Trust represented by the
          Series 1998-  Certificates (the
          "Adjusted Invested Amount")
          for the Due Period with respect to
          the current Distribution Date.......     $________

     c.   The amount of Principal Receivables
          in the Trust represented by the
          Class A Certificates (the "Class A
          Adjusted Invested Amount") for the Due
          Period with respect to the current -
          Distribution Date...................     $________

     d.   The Invested Amount for the Due
          Period with respect to the current
          Distribution Date...................     $________

     e.   The Class A Invested Amount for
          the Due Period with respect to the
          current Distribution Date...........     $________

     f.   The Invested Percentage with respect
          to Finance Charge Receivables
          (including Interchange) and Defaulted
          Receivables for the Series 1998-
          Certificates for the Due Period with
          respect to the current Distribution
          Date................................      ________%

     g.   The Invested Percentage with respect
          to Principal Receivables for the
          Series 1998-  Certificates for the Due
          Period with respect to the current
          Distribution Date...................      ________%

     h.   The Class A Floating Percentage
          for the Due Period with respect
          to the current Distribution Date....      ________%

     i.   The Class A Principal Percentage
          for the Due Period with respect
          to the current Distribution Date....      ________%

     j.   The Collateral Floating Percentage
          for the Due Period with respect
          to the current Distribution Date....      ________%

     k.   The Collateral Principal Percentage
          for the Due Period with respect
          to the current Distribution Date....      ________%

     3.   Delinquent Balances.
          -------------------

          The aggregate amount of outstanding
          balances in the Accounts which were 30
          or more days delinquent as of the end
          of the Due Period for the current
          Distribution Date...................     $________

     4.   Investor Default Amount.
          -----------------------

     a.   The aggregate amount of all
          Defaulted Receivables written off
          as uncollectible during the Due Period
          with respect to the current Distri-
          bution Date allocable to the Series
          1998-  Certificates (the "Investor
          Default Amount")....................     $________

     b.   The Class A Investor Default
          Amount..............................     $________

     c.   The Collateral Investor Default
          Amount..............................     $________

     5.   Investor Charge-Offs.
          --------------------

     a.   The amount of the Class A Investor
          Charge-Offs per $1,000 interest
          after reimbursement of any such
          Class A Investor Charge-Offs for
          the Due Period with respect to the
          current Distribution Date...........     $________

     b.   The amount attributable to Class A
          Investor Charge-Offs, if any, by
          which the principal balance of the
          Class A Certificates exceeds the
          Class A Adjusted Invested Amount
          as of the end of the day on the
          Record Date with respect to the
          current Distribution Date...........     $________

     c.   The amount of the Collateral Charge-
          Offs, if any, for the Due Period with
          respect to the current Distribution
          Date................................     $________

     6.   Monthly Servicing Fee.
          ---------------------

     a.   The amount of the Monthly Servicing
          Fee payable by the Trust to the
          Servicer with respect to the
          current Distribution Date...........     $________

     b.   The amount of the Interchange Monthly
          Servicing Fee payable to the Servicer
          with respect to the current
          Distribution Date...................     $________

     7.   Available Cash Collateral Amount.
          --------------------------------

     a.   The amount, if any, withdrawn from
          the Cash Collateral Account for the
          current Distribution Date (the
          "Withdrawal Amount")................     $________

     b.   The amount available to be withdrawn
          from the Cash Collateral Account as of
          the end of the day on the current
          Distribution Date, after giving effect
          to all withdrawals, deposits and payments
          to be made on such Distribution Date
          (the "Available Cash Collateral
          Amount" for the next Distribution
          Date)...............................     $________

     c.   The amount as computed in 7.b as a
          percentage of the Class A Adjusted
          Invested Amount after giving effect
          to all reductions thereof on the
          current Distribution Date...........     $________

     8.   Collateral Invested Amount.
          --------------------------

     a.   The Collateral Invested Amount for
          the current Distribution Date.......     $________

     b.   The Collateral Invested Amount
          after giving effect to all with-
          drawals, deposits and payments on
          the current Distribution Date.......     $________

     9.   Total Enhancement.
          -----------------

     a.   The total Enhancement for the current
          Distribution Date...................     $________

     b.   The total Enhancement after giving
          effect to all withdrawals, deposits
          and payments on the current Distri-
          bution Date.........................     $________


C.   The Pool Factor.
     ---------------

     1.   The Pool Factor (which represents
          the ratio of the Class A Invested
          Amount on the last day of the month
          ending on the Record Date adjusted
          for Class A Investor Charge-Offs
          set forth in B.5.a above and for
          the distributions of principal set
          forth in A.2 above to the Class A
          Initial Invested Amount).  The
          amount of a Class A Certificate-
          holder's pro rata share of the
          Class A Invested Amount can be
          determined by multiplying the
          original denomination of the
          holder's Class A Certificate by
          the Pool Factor.....................      ________%

D.  Principal Funding Account.
    -------------------------

     1.   The Principal Funding Investment
          Proceeds deposited in the Collection
          Account for the current Distribu-
          tion Date to be treated as Class A
          Available Funds.....................     $________

     2.   The Excess Principal Funding
          Investment Proceeds for the
          current Distribution Date...........     $________

     3.   The Principal Funding Account
          Balance as of the end of the
          day on the current Distribution
          Date................................     $________

     4.   The Deficit Controlled Accumulation
          Amount for the preceding
          Due Period..........................     $________

E.  Reserve Account.
    ---------------

     1.   The Reserve Draw Amount for
          the current Distribution Date.......     $________

     2.   The amount on deposit in the
          Reserve Account as of the end
          of the day on the current Dis-
          tribution Date (the "Available
          Reserve Account Amount" for
          the next Distribution Date).........     $________



                              FCC NATIONAL BANK,
                                Servicer



                              By____________________________
                                Title: